IMPORTANT NOTICE

To Northern Mid Cap Growth Fund Shareholders

Q U E S T I O N S  &  A N S W E R S

While we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided answers to some of the most frequently asked questions and a brief summary of the issues to be voted on.

Q.	Why am I receiving the Proxy Statement/Prospectus?

A. The Mid Cap Growth Fund is seeking shareholder approval of a Plan of Reorganization (the “Plan”) providing for the reorganization (the “Reorganization”) of the Mid Cap Growth Fund with and into the Multi-Manager Mid Cap Fund. The Reorganization is explained in detail on the following pages.

Q.	Why has the Reorganization of the Mid Cap Growth Fund into the Multi-Manager Mid Cap Fund been recommended?

A. The Board of Trustees of the Northern Funds, including a majority of the disinterested Trustees, has determined that the Reorganization is in the best interests of the shareholders of the Mid Cap Growth Fund and that interests of the existing shareholders of the Fund will not be diluted by the transaction. The Trustees, with the assistance of independent legal counsel, considered a number of factors, including that the Mid Cap Growth Fund was unlikely to achieve the scale necessary to attain commercial viability in the foreseeable future. The Board also considered other factors, including but not limited to the following:

•

While the Mid Cap Growth Fund employs a growth investment style and the Multi-Manager Mid Cap Fund employs a core (value and growth) investment style, the Funds’ investment objectives are nearly identical and the investment strategies are both active, fundamental approaches, with the Multi-Manager Mid Cap Fund using multiple sub-advisers;

•

Currently, the total annual net operating expense ratio (after voluntary waivers and expense reimbursements) is 1.00% for the Mid Cap Growth Fund and 1.20% for the Multi-Manager Mid Cap Fund. The Board of Trustees determined that the better performance record of the Multi-Manager Mid Cap Fund, and the added value provided by the Multi-Manager Mid Cap Fund’s diversified management and

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diversified styles, and Northern Trust’s expertise in constructing portfolios managed by multiple managers, justifies the higher fees and expenses;

•

the Multi-Manager Mid Cap Fund is a larger, more diversified Fund than the Mid Cap Growth Fund, so the Reorganization will allow shareholders to participate in potential economies and portfolio trading advantages;

•	the transaction will be structured to be tax-free for federal income tax purposes; and

•	the future prospects of the Mid Cap Growth Fund if the Reorganization is not effected, including the possibility that the Fund might be liquidated.

The Board also considered other factors, which are discussed in the enclosed Proxy Statement/Prospectus.

Q.	Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the Reorganization can be acted upon. Your immediate response to the enclosed proxy card will help save on the costs of any further solicitations for a shareholder vote.

Q.	Who is paying the expenses related to the proxy and shareholder meeting?

A. Northern Trust Investments, N.A. (“NTI”), the investment adviser and administrator of the Mid Cap Growth Fund and one of the investment advisers and the administrator of the Multi-Manager Mid Cap Fund, has undertaken to pay the expenses related to the preparation and assembling of the Proxy Statement/Prospectus, the holding of the shareholder meeting and (together with financial intermediaries that have entered into shareholder servicing agreements) all other mailing expenses related to the solicitation of proxies.

Q.	How can I vote my shares?

A. You may vote by proxy by indicating your voting instructions on the enclosed proxy card. Please date and sign the card and return it in the postage-paid envelope provided, which needs no postage if mailed within the United States.

You may also vote your shares by attending the special meeting of shareholders and voting your shares in person at the meeting.

Q.	Where do I mail my proxy card?

A. You may use the enclosed postage-paid envelope, or mail your proxy card to:

Proxy Tabulator

P.O. Box 9112

Farmingdale, NY 11735

Q.	How do the Trustees of my Fund suggest that I vote?

A. After careful consideration of the proposed Reorganization, the Trustees of the Mid Cap Growth Fund, including a majority of the disinterested Trustees, unanimously recommend that you vote “FOR” the Plan of Reorganization.

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Q.	Whom can I call if I have questions?

A. We will be happy to answer your questions about the proxy solicitation. Simply call us at 1-800-595-9111 between the business hours of 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday.

Q.	What is the anticipated timing of the Reorganization?

A. The Special Meeting of Shareholders to consider the Reorganization is scheduled to occur on May 13, 2010. If all necessary approvals are obtained, the proposed Reorganization will likely take place on May 14, 2010.

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NORTHERN FUNDS

MID CAP GROWTH FUND

March 5, 2010

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of the Northern Mid Cap Growth Fund, to be held on May 13, 2010 at 10:00 a.m. Central time at the offices of The Northern Trust Company, Directors Room, 6th Floor, 50 South LaSalle Street, Chicago, Illinois 60603.

At this important meeting, you will be asked to approve a Plan of Reorganization (the “Plan”) that provides for the reorganization (the “Reorganization”) of the Northern Mid Cap Growth Fund with and into the Northern Multi-Manager Mid Cap Fund.

THE BOARD OF TRUSTEES OF NORTHERN FUNDS (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMMERCIAL VIABILITY OF THE MID CAP GROWTH FUND

The Board of Trustees determined that the Mid Cap Growth Fund would be unlikely to achieve the scale necessary to attain commercial viability in the future.

SIMILAR INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

While the Funds have different investment styles, i.e., the Mid Cap Growth Fund employs a growth style and the Multi-Manager Mid Cap Fund a core (value and growth) style, their investment objectives are nearly identical. The Mid Cap Growth Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective. The Multi-Manager Mid Cap Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily medium market capitalization equity securities. Any income received is incidental to this objective. The investment strategies of each Fund are also nearly identical, as both Funds take active, fundamental approaches, with the Multi-Manager Mid Cap Fund using multiple sub-advisers.

EXPENSES AND PERFORMANCE

Currently, the total annual net operating expense ratio (after voluntary waivers and expense reimbursements) is 1.00% for the Mid Cap Growth Fund and 1.20% for the Multi-Manager Mid Cap Fund. The Board of Trustees determined that the better performance record of the Multi-Manager Mid Cap Fund, and the added value provided by the Multi-Manager Mid Cap Fund’s diversified management and diversified styles, and Northern Trust’s expertise in constructing portfolios managed by multiple managers, justifies the higher fees and expenses.

LARGER ASSET BASE

The Multi-Manager Mid Cap Fund has a larger asset base than the Mid Cap Growth Fund. The difference in assets will allow the Mid Cap Growth Fund’s shareholders to participate in potential economies and portfolio trading advantages provided by the Multi-Manager Mid Cap Fund’s larger asset base.

TAX-FREE TRANSACTION

For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Mid Cap Growth Fund and its shareholders.

POTENTIAL LIQUIDATION OF THE MID CAP GROWTH FUND

The Trustees also considered the future prospects of the Mid Cap Growth Fund if the Reorganization is not effected, including the possibility that the Fund might be liquidated.

NO DILUTION OF INTEREST

At the time of the closing of the Reorganization, you will receive, in exchange for your Mid Cap Growth Fund shares, Multi-Manager Mid Cap Fund shares that have the same value as your interest in the Mid Cap Growth Fund.

In addition, Northern Trust Investments, N.A. will bear any charges related to the preparation and assembling of the Proxy Statement/Prospectus, the holding of the shareholder meeting and (together with financial intermediaries that have entered into shareholder servicing agreements) all other mailing expenses related to the solicitation of proxies.

The formal Notice of Special Meeting, a Proxy Statement/Prospectus and a Proxy Card are enclosed. The Reorganization and the reasons for the unanimous recommendation of the Board of Trustees of the Trust are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the Reorganization, please do not hesitate to contact Northern Funds at 1-800-595-9111.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Your continuing interest in the affairs of the Trust is gratefully acknowledged. Whether or not you expect to attend the Special Meeting of Shareholders, it is important that your shares be represented. Therefore, I urge you to vote for the Plan.

Sincerely,

Lloyd A. Wennlund

President

NORTHERN FUNDS

MID CAP GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2010

To Shareholders of the Northern Mid Cap Growth Fund:

A Special Meeting of Shareholders (the “Meeting”) of the Mid Cap Growth Fund of Northern Funds (the “Trust”) will be held on May 13, 2010 at 10:00 a.m. Central time at the offices of The Northern Trust Company, Directors Room, 6th Floor, 50 South LaSalle Street, Chicago, Illinois 60603, for the following purposes:

ITEM 1. A proposal to approve a Plan of Reorganization (the “Plan”) pursuant to which the Northern Mid Cap Growth Fund will be reorganized (the “Reorganization”) with and into the Northern Multi-Manager Mid Cap Fund.

ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s) thereof.

The proposed Reorganization is described in the attached Proxy Statement/Prospectus. YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PLAN.

Shareholders of record as of the close of business on February 17, 2010 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The Proxy Statement/Prospectus and the accompanying Proxy Card are being mailed to Shareholders on or about March 10, 2010.

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

By Order of the Board of Trustees

of Northern Funds

Craig R. Carberry,

Secretary

March 5, 2010

NORTHERN FUNDS

50 SOUTH LASALLE STREET

CHICAGO, IL 60603

1-800-595-9111

PROXY STATEMENT/PROSPECTUS

This Proxy Statement/Prospectus is being furnished to shareholders of the Northern Mid Cap Growth Fund in connection with a Plan of Reorganization (the “Plan”) that has been approved by the Boards of Trustees of Northern Funds (the “Trust”) and the Northern Multi-Manager Funds. The Board of Trustees of the Trust has called a Special Meeting of the Shareholders of the Mid Cap Growth Fund to be held at the offices of The Northern Trust Company, Directors Room, 6th Floor, 50 South LaSalle Street, Chicago, Illinois, 60603 on May 13, 2010 at 10:00 a.m. Central time to vote on the Plan. This Special Meeting and any adjournment(s) thereof are referred to as the “Meeting.”

Under the Plan, shareholders of the Mid Cap Growth Fund will receive shares of the Multi-Manager Mid Cap Fund equal in aggregate value to the aggregate value of the assets transferred by the Mid Cap Growth Fund to the Multi-Manager Mid Cap Fund less the liabilities of the Mid Cap Growth Fund that are assumed by the Multi-Manager Mid Cap Fund as of the closing date of the reorganization (the “Reorganization”). If approved by the Mid Cap Growth Fund’s shareholders, the Reorganization is expected to be effective on or about May 14, 2010. After the Reorganization is completed, the Mid Cap Growth Fund will be terminated. The Mid Cap Growth Fund and the Multi-Manger Mid Cap Fund are sometimes referred to together in this Proxy Statement/Prospectus as the “Funds.”

Northern Trust Investments, N.A. (“NTI”), the investment adviser and administrator of the Mid Cap Growth Fund and one of the investment advisers and the administrator of the Multi-Manager Mid Cap Fund, has undertaken to pay the expenses related to the preparation and assembling of the Proxy Statement/Prospectus, the holding of the Meeting and (together with financial intermediaries that have entered into shareholder servicing agreements) all other mailing expenses related to the solicitation of proxies.

The Board of Trustees of the Trust believes that the Reorganization is in the best interests of the Mid Cap Growth Fund, and that the interest of the Fund’s shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Fund and its shareholders. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MID CAP GROWTH FUND APPROVE THE PLAN.

The Funds are series of the Trust, a Delaware statutory trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust currently consists of forty-five separate series including the Funds, seven of which, including the Multi-Manager Mid Cap Fund, are known as the Northern Multi-Manager Funds. The Board of Trustees of the Northern Funds is responsible for the management and business and affairs of the Mid Cap Growth Fund while the Board of Trustees of the Northern Multi-Manager Funds, which is a separate Board, is responsible for the management and business and affairs of the Multi-Manager Mid Cap Fund.

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before voting. It is both the Mid Cap Growth Fund’s proxy statement for the Meeting and a prospectus for the Multi-Manager Mid Cap Fund. The Prospectus for the Trust’s Equity Funds, including the Mid Cap Growth Fund, dated July 31, 2009, as supplemented on November 30, 2009 and December 16, 2009, is incorporated herein by reference. A copy of the Prospectus for the Trust’s Multi-Manager Funds, including the Multi-Manager Mid Cap Fund, dated July 31, 2009, as supplemented on September 28, 2009, is included with this Proxy Statement/Prospectus and is incorporated by reference herein.

A Statement of Additional Information, dated March 5, 2010 relating to the proposed transactions described in this Proxy Statement/Prospectus and including certain financial information about the Funds has been filed with the SEC and is incorporated by reference in this Proxy Statement/Prospectus. You can obtain a free copy of such Statement of Additional Information by contacting Northern Funds at P.O. Box 75986, Chicago, IL 60675-5986 or by calling 1-800-595-9111.

Additional information relating to the Funds and the Trust is contained in the Trust’s Statements of Additional Information, dated July 31, 2009. Financial information regarding the Funds and the Trust is available in the Funds’ Annual Reports dated March 31, 2009 and Semi-Annual Reports dated September 30, 2009, all of which have been filed with the SEC. You can obtain a free copy of these documents by contacting Northern Funds at P.O. Box 75986, Chicago, IL 60675-5986 or by calling 1-800-595-9111.

This Proxy Statement/Prospectus and the enclosures are expected to be first sent to shareholders on or about March 10, 2010.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Proxy Statement/Prospectus is March 5, 2010.

NORTHERN FUNDS

50 SOUTH LASALLE STREET

CHICAGO, IL 60603

TELEPHONE: 1-800-595-9111

PROXY STATEMENT/PROSPECTUS

DATED MARCH 5, 2010

SYNOPSIS

PROXY SOLICITATION

This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies for the Meeting by the Board of Trustees of the Northern Funds (the “Trust”).

The Trust will request banks, brokerage houses, and other custodians to forward solicitation material to their principals to obtain authorizations for the execution of proxies. It is expected that the solicitation of proxies will be primarily by mail. However, the Trust’s officers, investment advisers, administrator and transfer agent, as well as their affiliates and correspondent banks, brokers and similar record holders, may also solicit proxies by telephone, facsimile, internet or personal interview. The Trust has engaged Proxy Tabulator, an independent proxy solicitation firm, to assist in soliciting proxies. The cost of Proxy Tabulator’s services with respect to the Trust is estimated to be $22,000, plus reasonable out-of-pocket expenses. Northern Trust Investments, N.A. (“NTI”) has undertaken to pay these costs.

If you vote by mail, please complete, date, sign and promptly return the enclosed proxy card in the accompanying postage-paid envelope. If you have any questions regarding the enclosed materials, please contact the Northern Funds at 1-800-595-9111. If the enclosed proxy card is properly executed and received prior to the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card. If no instructions are marked on the returned proxy card, the proxy card will be voted FOR the Plan, and in the discretion of the persons named above as proxies, in connection with any other matter that may properly come before the Meeting.

THE REORGANIZATION

The Board of Trustees of the Trust reviewed the Plan that provides for the Reorganization of the Northern Mid Cap Growth Fund with and into the Northern Multi-Manager Mid Cap Fund. The Board of Trustees determined that the Reorganization is in the best interests of the Mid Cap Growth Fund and that the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.

Under the Plan, shareholders of the Mid Cap Growth Fund will receive shares of the Multi-Manager Mid Cap Fund in exchange for their shares of the Mid Cap Growth Fund. The Multi-Manager Mid Cap Fund shares received by each Mid Cap Growth Fund shareholder will be equal in value to the total value of the shareholder’s interest in the Mid Cap Growth Fund as of the closing date (the “Closing Date”), which is expected to be on or about May 14, 2010.

More specifically, pursuant to the Plan, the Mid Cap Growth Fund will transfer all of its assets to the Multi-Manager Mid Cap Fund in exchange for shares of the Multi-Manager Mid Cap Fund and the Multi-Manager Mid Cap Fund’s assumption of all of the liabilities of the Mid Cap Growth Fund. The Mid Cap Growth Fund will then distribute these shares of the Multi-Manager Mid Cap Fund to its shareholders in exchange for their shares of the Mid Cap Growth Fund, and the Mid Cap Growth Fund will be liquidated thereafter. Immediately after the Reorganization, each person who held shares in the Mid Cap Growth Fund will hold shares in the Multi-Manager Mid Cap Fund with the same value as that person’s interest in the Mid Cap Growth Fund as of the Closing Date.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan, including approval of the Reorganization by the shareholders of the Mid Cap Growth Fund. Among the other significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes as described further below.

This description of the Reorganization is qualified by reference to the full text of the Plan, which is attached as Appendix A.

NTI has undertaken to pay the expenses related to the preparation and assembling of the Proxy Statement/Prospectus, the holding of the shareholder meeting and (together with financial intermediaries that have entered into shareholder servicing agreements) all other mailing expenses related to the solicitation of proxies.

Because a portion of the Mid Cap Growth Fund’s portfolio securities will not meet the investment objective, strategies, policies, risks and restrictions of the Multi-Manager Mid Cap Fund, NTI anticipates selling a significant portion (but in no event more than two-thirds) of the Mid Cap Growth Fund’s portfolio securities immediately prior to or after the Reorganization. Proceeds from the sale of the Mid Cap Growth Fund’s portfolio securities will be held in temporary investments or reinvested in assets that the Multi-Manager Mid Cap Fund may hold. A sale of assets and reinvestment of proceeds would involve transaction costs that will be borne by the Mid Cap Growth Fund before the Reorganization and by the Multi-Manager Mid Cap Fund after the Reorganization. The sale of securities either prior to the Reorganization or shortly thereafter could result in the Mid Cap Growth Fund or the Multi-Manager Mid Cap Fund realizing gains and making taxable distributions to shareholders attributable to those gains that would not have been realized but for the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

This section will help you compare the investment objectives, principal investment strategies and limitations of the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds’ Prospectuses.

Mid Cap Growth Fund	Multi-Manager Mid Cap Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Principal Investment Strategies

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell Midcap® Growth Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies. As of December 31, 2009, the market capitalization of the companies in the Russell Midcap Growth Index was between $263 million and $15.5 billion. The size of companies in the Russell Midcap Growth Index changes with market conditions. In addition, changes to the composition of the Russell Midcap Growth Index can change the market

Investment Objective

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily medium market capitalization equity securities. Any income received is incidental to this objective.

Principal Investment Strategies

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the market capitalization of companies in the Russell Midcap® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies. As of December 31, 2009, the market capitalization of the companies in the Russell Midcap Index was between $263 million and $15.5 billion. The

Mid Cap Growth Fund	Multi-Manager Mid Cap Fund

capitalization range of companies in the Russell Midcap Growth Index. The Fund is not limited to the stocks included in the Russell Midcap Growth Index and may invest in other stocks that meet the Investment Adviser’s criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of medium capitalization companies that it believes have favorable growth characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

•    Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

•    Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

•    Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

size of companies in the Russell Midcap Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the Russell Midcap Index and may invest in other stocks that meet the criteria discussed below.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more Sub-Advisers, at percentages determined at the discretion of the Investment Advisers. Each Sub-Adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each Sub-Adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

•    Value style whereby the Sub-Advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

•    Growth style whereby the Sub-Advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to Sub-Advisers, the Investment Advisers will consider a

Mid Cap Growth Fund	Multi-Manager Mid Cap Fund

•    Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

The Fund, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund may make significant investments in initial public offerings.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

variety of factors, including but not limited to the Sub-Adviser’s style, historical performance, and the characteristics of each Sub-Adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics).

The Fund may make significant investments in initial public offerings.

The Sub-Advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Funds have nearly identical investment objectives and strategies. Both Funds seek to provide long-term capital appreciation, the Multi-Manager Mid Cap Fund through a diversified portfolio of primarily medium market capitalization equity securities. Any income received is incidental to each Fund’s investment objective. Both Funds take active, fundamental approaches. The investment objective of each Fund may be changed by its Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

One of the main differences between the Funds is that the Mid Cap Growth Fund employs a growth investment style while the Multi-Manager Mid Cap Fund employs a core investment style. In addition, while the Mid Cap Growth Fund is managed by one investment adviser, the Multi-Manager Mid Cap Fund utilizes a “multi-manager” approach whereby the Multi-Manager Mid Cap Fund’s assets are allocated to one or more sub-advisers, at percentages determined at the discretion of its two investment advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Multi-Manager Mid Cap Fund’s investment objective, strategies and restrictions. See “Service Providers” below for further discussion about the Multi-Manager Mid Cap Fund’s investment advisers and sub-advisers.

The Funds have fundamental investment restrictions with respect to borrowings and certain other matters. The Funds’ fundamental investment restrictions are identical.

COMPARATIVE FEES AND EXPENSES

The following table discloses the fees and expenses that you may pay if you buy and hold shares of either Fund or the pro forma combined Fund (Multi-Manager Mid Cap Fund). As shown by the table, there are no transaction charges when you buy or sell shares of either Fund, nor will there be any such charges following the Reorganization. THERE WILL NOT BE ANY FEE IMPOSED ON SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION. The table also provides a comparison of each Fund’s operating expenses for the period ended September 30, 2009. The ratios also are shown on a pro forma (estimated) combined basis, giving effect to the Reorganization as if the Reorganization had occurred on September 30, 2009.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fees(1)	None
Exchange Fees	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

FUND	MANAGEMENT FEES	DISTRIBUTION 12B-1 FEES(2)	OTHER EXPENSES(3)		TOTAL ANNUAL FUND OPERATING EXPENSES(4)
Mid Cap Growth Fund	0.85%	0.00%	0.41%		1.26%
Multi-Manager Mid Cap Fund	0.90%	0.00%	0.30	%(5)	1.20%
Pro Forma Combined (Multi-Manager Mid Cap Fund)	0.90%	0.00%	0.29	%(5)	1.19%

FOOTNOTES

1.	A fee of $15.00 may be applicable for each wire redemption.

2.	The Boards of Trustees have adopted a Distribution and Service Plan in accordance with Rule 12b-1, but the Plan has not been implemented with respect to the Funds. The Rule 12b-1 Plan may be implemented at any time without further Board approval. During the last fiscal year, the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund’s average net assets under the Trust’s Distribution and Service Plan.

3.	“Other Expenses” include custody, accounting, transfer agency and administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Administrator is entitled to an administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. The Funds’ transfer agent is entitled to transfer agency fees of 0.10% of the average daily net assets of each Fund.

4.	As a result of voluntary expense reimbursements by the Funds’ respective investment advisers, “Total Annual Net Fund Operating Expenses” that are actually incurred by the Funds are set forth below. “Reimbursed Amounts” are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” By operation of these voluntary expense reimbursements at their current rates, the total fees paid by the Funds to The Northern Trust Company and its affiliates (“Northern”) for their services to the Funds approximate “Total Annual Net Fund Operating Expenses.” The Investment Advisers’ voluntary expense reimbursements may be modified, terminated or implemented at any time at the option of the Investment Advisers. When this occurs, “Total Annual Net Fund Operating Expenses” may increase (or decrease) without shareholder approval.

FUND	MANAGEMENT FEES	DISTRIBUTION (12B-1) FEES	OTHER EXPENSES	REIMBURSED AMOUNTS	TOTAL ANNUAL NET FUND OPERATING EXPENSES
Mid Cap Growth Fund	0.85%	0.00%	0.41%	0.26%	1.00%
Multi-Manager Mid Cap Fund	0.90%	0.00%	0.30%	0.00%	1.20%
Pro Forma Combined (Multi-Manager Mid Cap Fund)	0.90%	0.00%	0.29%	0.00%	1.19%

5.	“Other Expenses” included expenses indirectly borne by the Fund through investments in other investment companies (acquired fund fees and expenses) of less than 0.01% of the Fund’s average net assets.

EXAMPLE

The following Example is intended to help you compare and contrast the cost of investing (without expense reimbursements) in (i) the Mid Cap Growth Fund as it currently exists, (ii) the Multi-Manager Mid Cap Fund as it currently exists and (iii) the Multi-Manager Mid Cap Fund after the Reorganization. The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Mid Cap Growth Fund	$128	$400	$692	$1,523
Multi-Manager Mid Cap Fund	$122	$381	$660	$1,455
Pro Forma Combined (Multi-Manager Mid Cap Fund)	$121	$378	$654	$1,443

COMPARISON OF PURCHASE/REDEMPTION/EXCHANGE POLICIES

The procedures to price, purchase, redeem and exchange shares of the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund are identical. For more complete information concerning pricing, purchase and redemption procedures and exchange privileges, please see the Multi-Manager Mid Cap Fund’s Prospectus, which accompanies this Proxy Statement/Prospectus, its Statement of Additional Information and the Mid Cap Growth Fund’s Prospectus and Statement of Additional Information. For a free copy of the Mid Cap Growth Fund’s Prospectus, its Statement of Additional Information or the Multi-Manager Mid Cap Fund’s Statement of Additional Information, each of which is incorporated by reference herein, please contact Northern Funds at P.O. Box 75986, Chicago, IL 60675-5986 or by calling 1-800-595-9111.

COMPARISON OF DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from net investment income (if any) are declared and paid quarterly for the Mid Cap Growth Fund and declared and paid annually for the Multi-Manager Mid Cap Fund. Distributions from realized net capital gains (if any) are declared and paid by each Fund annually. Each Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax on the Funds. For more complete information concerning dividends and distributions and tax considerations, please see the Multi-Manager Mid Cap Fund’s Prospectus, which accompanies this Proxy Statement/Prospectus, its Statement of Additional Information and the Mid Cap Growth Fund’s Prospectus and Statement of Additional Information. For a free copy of the Mid Cap Growth Fund’s Prospectus, its Statement of Additional Information or the Multi-Manager Mid Cap Fund’s Statement of Additional Information, each of which is incorporated by reference herein, please contact Northern Funds at P.O. Box 75986, Chicago, IL 60675-5986 or by calling 1-800-595-9111.

SERVICE PROVIDERS

NTI, a national banking association, serves as the investment adviser to the Mid Cap Growth Fund and is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for separate accounts, investment companies and bank common and collective funds.

The manager for the Mid Cap Growth Fund is Matthew Peron, Senior Vice President of Northern Trust. Since joining Northern Trust in November 2005, Mr. Peron has managed various equity portfolios. From January 2005 to November 2005, Mr. Peron was the deputy chief risk officer for Alliance Capital Management. From 2002 to 2005, he was a principal of Banc One Capital Markets and a fixed-income and equity derivatives risk manager of Bank One. Additional information about Mr. Peron’s compensation, other accounts managed by Mr. Peron and Mr. Peron’s ownership of securities in the Mid Cap Growth Fund is available in the Mid Cap Growth Fund’s Statement of Additional Information.

NTI and The Northern Trust Company of Connecticut (“NTCC”)1 serve as co-investment advisers of the Multi-Manager Mid Cap Fund. NTCC is located at 300 Atlantic Street, Stamford, Connecticut 06901. NTCC is a state bank and trust

[1]

Effective October 1, 2009, the investment management operations of Northern Trust Global Advisors, Inc. (“NTGA”), a subsidiary of Northern Trust Corporation, were assumed by NTCC, also a subsidiary of Northern Trust Corporation. At that time, NTCC assumed the responsibilities of NTGA as co-investment adviser under the advisory agreement with the Trust with respect to the Multi-Manager Funds. The fees payable by the Trust under the agreement, the personnel who manage the Multi-Manager Funds and the services provided to the Multi-Manager Funds remain unchanged as a result of the assumption of these responsibilities. NTCC also assumed the responsibilities of NTGA under the sub-advisory agreements with each of the sub-advisers to the Multi-Manager Funds.

company organized under the laws of the State of Connecticut and a registered investment adviser under the Advisers Act. NTCC primarily manages assets for separate accounts, registered and unregistered investment companies and bank common and collective funds.

The Multi-Manger Mid Cap Fund is also managed by one or more asset managers unaffiliated with the investment advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”). The investment advisers provide general investment management services to the Multi-Manager Mid Cap Fund. They also have the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Northern Multi-Manager Board of Trustees. The investment advisers are also responsible for selecting the Multi-Manager Mid Cap Fund’s investment strategies; allocating and reallocating assets among the Sub-Advisers consistent with the Multi-Manager Mid Cap Fund’s investment objective and strategies; monitoring and evaluating Sub-Adviser performance; and implementing procedures to ensure that the Sub-Advisers comply with the Multi-Manager Mid Cap Fund’s investment objective, policies and restrictions. In addition to providing these services, the investment advisers manage the cash portion of the Multi-Manager Mid Cap Fund.

The Multi-Manager Mid Cap Fund has received an exemptive order from the SEC that permits the investment advisers to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Northern Multi-Manager Board of Trustees, without obtaining shareholder approval. The investment advisers will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The investment advisers will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Multi-Manager Mid Cap Fund, but must select those securities according to the Multi-Manager Mid Cap Fund’s investment objective and restrictions.

The following are the Sub-Advisers and fund managers to the Multi-Manager Mid Cap Fund:

GENEVA CAPITAL MANAGEMENT LTD. (“GENEVA”). Geneva has managed a portion of the Fund since June 2006. Geneva is located at 250 East Wisconsin Avenue, Milwaukee, WI 53202 and was founded in 1987. As of December 31, 2009, Geneva had assets under management of approximately $1.4 billion. Geneva’s Investment Strategy Group (“ISG”) is primarily responsible for the management of the portion of the Fund sub-advised by Geneva. The ISG meets regularly to review existing equity holdings as well as to discuss new and potential investments. The team selects securities for investment after thorough discussion and approval by its members. No stock may be bought or sold without team approval. The ISG is comprised of equity Portfolio Managers Amy Croen, William Priebe, Michelle Picard, and Scott Priebe. No one person is primarily responsible for the day-to-day management of the Fund. Ms. Croen is Co-President, Portfolio Manager and one of the founders of Geneva. William Priebe is Co-President, Portfolio Manager and one of the founders of Geneva. Ms. Picard has served as Vice President and Portfolio Manager of Geneva since 2005 and prior thereto served as a Research Analyst from 2002 to 2005. Scott Priebe was promoted to Vice President in 2008, has served as Portfolio Manager since 2007 and Investment Analyst since 2004. From July 2001 to 2004, he was a Senior Financial Analyst for Eli Lilly and Co. Geneva’s investment approach focuses on high quality companies with above average return on equity, low leverage, strong management, leadership positions within their respective industries, and healthy historical and projected earnings growth.

LSV ASSET MANAGEMENT (“LSV”). LSV has managed a portion of the Fund since June 2006. LSV, located at One North Wacker Drive, Chicago, IL 60606, was founded in 1994. As of December 31, 2009, LSV had assets under management of approximately $56.3 billion. A team is responsible for the day-to-day management of the portion of the Fund sub-advised by LSV. The members of the team are Josef Lakonishok, Menno Vermeulen, and Puneet Mansharamani. All of the team members are portfolio managers and no one member has been assigned any other specific role or had any limitations placed on that role. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of LSV since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and Partner since 1998. Mr. Mansharamani has served as a Partner and Portfolio Manager of LSV since January 2006. He previously served as a Quantitative Analyst at LSV since 2000. LSV employs a quantitative investment approach that seeks to optimize for the best combination of undervalued stocks with recent positive market sentiment given risk control parameters.

SYSTEMATIC FINANCIAL MANAGEMENT LP (“SYSTEMATIC”). Systematic has managed a portion of the Fund since June 2008. Systematic is located at 300 Frank W. Burr Blvd., Teaneck, NJ 07666 and was founded in 1982. As of December 31, 2009, Systematic had assets under management of approximately $7.7 billion. Ron Mushock and Kevin McCreesh are the Portfolio Managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Systematic. Mr. Mushock has been with Systematic since 1997 and is a partner in the firm. Mr. McCreesh, Chief Investment Officer, has been with Systematic since 1996 and is also a partner in the firm. The Systematic team uses a bottom-up, fundamentally based approach to selecting stocks, investing in companies it believes have a combination of attractive valuations and a positive earnings catalyst.

TCW INVESTMENT MANAGEMENT COMPANY (“TCW”). TCW has managed a portion of the Fund since June 2006. TCW is located at 865 South Figueroa Street, Los Angeles, CA 90017 and was founded in 1971. As of December 31, 2009, TCW had assets under management of approximately $100.8 billion. Brendt Stallings is the Portfolio Manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by TCW. Mr. Stallings is also Managing Director and has been a member of the TCW Growth Equities team since the inception of the product in 1999 and the lead Portfolio Manager of that product since 2003. Mr. Stallings has also been a member of the TCW Small Cap Growth and TCW Mid-Cap Growth product teams since 1998. TCW uses a bottom-up fundamental approach with an objective to purchase securities of profitable, growing companies whose business prospects are believed to be improperly estimated by consensus research.

Additional information about the fund managers’ compensation, other accounts managed by the fund managers and the fund managers’ ownership of securities in the Multi-Manager Mid Cap Fund is available in the Multi-Manager Mid Cap Fund’s Statement of Additional Statement.

NTI serves as administrator to both Funds. The Funds also have the same transfer agent, custodian and distributor. For a detailed description of the Funds’ other services providers, see the Funds’ Prospectuses.

INVESTMENT ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets). Effective July 31, 2008, the contractual advisory fees for the Funds were amended to reflect breakpoints at varying asset levels, as shown below. The table also reflects the advisory fees paid by the Funds for the fiscal year ended March 31, 2009 (expressed as a percentage of each Fund’s respective average daily net assets).

A discussion regarding the Board of Trustees’ basis for its most recent approval of each Fund’s Advisory Agreement is available in each Fund’s Semi-Annual Report to shareholders for the six-month period ended September 30, 2009.

	Contractual Rate			Advisory Fee Paid for Fiscal Year Ended 3/31/09
Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
MID CAP GROWTH(1)	0.85%	0.80%	0.77%	0.85%
MULTI-MANAGER MID CAP(1)(2)	0.90%	0.85%	0.81%	0.90%

(1)	Prior to July 31, 2008, the contractual rates for the Mid Cap Growth Fund and Multi-Manager Mid Cap Fund were 0.85% and 0.90%, respectively, at all asset levels.

(2)	Consummation of the Reorganization will not cause the Multi-Manager Mid Cap Fund to reach its first advisory fee breakpoint.

PRINCIPAL RISK FACTORS

Except as otherwise noted below, the Multi-Manager Mid Cap Fund presents substantially the same principal risk factors as the Mid Cap Growth Fund. These risk factors are summarized below. AN INVESTMENT IN EACH OF THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY FDIC OR ANY OTHER GOVERNMENT AGENCY. Loss of money is a risk of investing in each Fund.

The following risks apply to both Funds:

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s net asset value (“NAV”) in response to market movements, and over longer periods during market downturns.

Recently, U.S. and international markets experienced extraordinary volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. Concerns have spread to domestic and international equity markets. As a result, many of the risks described in this Proxy Statement/Prospectus may be heightened. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Funds.

MANAGEMENT RISK is the risk that a strategy used by the investment management team (or, in the case of the Multi-Manager Mid Cap Fund, the Investment Advisers or one or more of the Sub-Advisers) may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in its Prospectus because of an inability to sell securities of companies, including small and mid-sized companies, due to low trading volume, unusual market conditions, an unusually high volume of redemption requests or other reasons.

STOCK RISK is the risk that stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

DERIVATIVES RISK is the risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested. In the case of the Mid Cap Growth Fund, the Fund may use derivatives to enhance returns or hedge against market declines. In the case of the Multi-Manager Mid Cap Fund, the Fund may use derivatives to hedge against market declines, in anticipation of the purchase of securities or for liquidity management purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

TEMPORARY INVESTMENT RISK is the risk that a Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The investment management team may, however, choose not to make such temporary investments even in very volatile or adverse conditions. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations. A Fund also may miss investment opportunities and have a lower total return during these periods.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate for the Multi-Manager Mid Cap Fund may be higher than the rates of other similar funds that have a single investment adviser. For the fiscal year ended March 31, 2009, the annual portfolio turnover rates of the Mid Cap Growth and Multi-Manager Mid Cap Funds were 511.82% and 123.45%, respectively.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

IPO RISK is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

The following principal risks apply only to the Multi-Manager Mid Cap Fund:

MULTI-MANAGER RISK is the risk that while the Fund’s investment advisers monitor each Sub-Adviser and monitor the overall management of the Fund, each Sub-Adviser makes investment decisions independently from the others. It is possible that the Sub-Advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

The following principal risk applies only to the Mid Cap Growth Fund:

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

FUND PERFORMANCE

THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A FUND COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX.

The bar charts and tables assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee reductions and expense reimbursements that were in effect during the periods presented. If fee reductions and expense reimbursements were not in place, a Fund’s performance would have been reduced.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

For additional information on the performance of the Multi-Manager Mid Cap Fund for the fiscal year ended March 31, 2009, please see Appendix B – Management’s Discussion of Fund Performance for the Multi-Manager Mid Cap Fund.

MID CAP GROWTH FUND

CALENDAR YEAR TOTAL RETURN

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

Best Quarter Return	Worst Quarter Return
Q1 2000 20.75%	Q1 2001 (26.08)%

AVERAGE ANNUAL TOTAL RETURN

(for the periods ended December 31, 2009)

	INCEPTION DATE	1-Year	5-Year	10-Year	SINCE INCEPTION
Mid Cap Growth Fund	3/31/98
Return before taxes		34.18%	2.02%	(1.29)%	5.02%
Return after taxes on distributions		34.18%	2.20%	(1.91)%	4.45%
Return after taxes on distributions and sale of Fund shares		22.22%	1.88%	(1.45)%	4.05%
Russell Midcap® Growth Index*		46.29%	2.40%	(0.52)%	3.58%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	The Index figures do not reflect any fees, expenses or taxes.

MULTI-MANAGER MID CAP FUND

CALENDAR YEAR TOTAL RETURN

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

Best Quarter Return	Worst Quarter Return
Q3 2009 18.70%	Q4 2008 (24.82)%

AVERAGE ANNUAL TOTAL RETURN

(for the periods ended December 31, 2009)

	INCEPTION DATE	1-Year	SINCE INCEPTION
Multi-Manager Mid Cap Fund	6/22/06
Return before taxes		39.69%	(0.27)%
Return after taxes on distributions		39.63%	(0.65)%
Return after taxes on distributions and sale of Fund shares		25.85%	(0.37)%
Russell Midcap® Index*		40.48%	(0.48)%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	The Index figures do not reflect any fees, expenses or taxes.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND’S OPERATION). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with the Funds’ financial statements and financial highlights, are included in the Funds’ Annual Reports dated March 31, 2009, and are incorporated by reference into the Statement of Additional Information that relates to this Proxy Statement/Prospectus. The information in the financial highlights for the six months ended September 30, 2009 is unaudited.

You can obtain the Funds’ Annual Reports and Semi-Annual Reports, which contain more information, at no charge by contacting Northern Funds at P.O. Box 75986, Chicago, IL 60675-5986 or by calling 1-800-595-9111.

MID CAP GROWTH FUND

Selected per share data	Six Months Ended Sept. 30, 2009 (Unaudited)	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$10.52	$16.11	$15.80	$15.06	$12.91	$12.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.03)	(0.02)	(0.05)	(0.03)	(0.05)	(0.10)
Net realized and unrealized gains (losses)	3.42	(5.57)	0.36	0.77	2.20	0.54
Total from Investment Operations	3.39	(5.59)	0.31	0.74	2.15	0.44

Net Asset Value, End of Period	$13.91	$10.52	$16.11	$15.80	$15.06	$12.91

Total Return(1)	32.22%	(34.70)%	1.96%	4.91%	16.65%	3.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$119,000	$99,061	$165,742	$185,151	$319,933	$311,668
Ratio to average net assets of:(2)
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.26%	1.26%	1.20%	1.18%	1.26%	1.26%
Net investment loss, net of waivers, reimbursements and credits	(0.45)%	(0.11)%	(0.28)%	(0.17)%	(0.26)%	(0.59)%
Net investment loss, before waivers, reimbursements and credits	(0.71)%	(0.37)%	(0.48)%	(0.35)%	(0.52)%	(0.85)%
Portfolio Turnover Rate	124.13%	511.82%	295.78%	140.46%	149.57%	106.13%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

MULTI-MANAGER MID CAP FUND

Selected per share data	Six Months Ended Sept. 30, 2009 (Unaudited)	Year Ended March 31, 2009	Year Ended March 31, 2008	Period Ended March 31, 2007(1)
Net Asset Value, Beginning of Period	$6.26	$9.99	$11.25	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	0.05	0.03	0.02
Net realized and unrealized gains (losses)	2.49	(3.68)	(0.88)	1.25
Total from Investment Operations	2.50	(3.63)	(0.85)	1.27

LESS DISTRIBUTIONS PAID:
From net investment income	—	(0.05)	(0.02)	(0.02)
From net realized gains	—	(0.05)	(0.39)	—
Total Distributions Paid	—	(0.10)	(0.41)	(0.02)

Net Asset Value, End of Period	$8.76	$6.26	$9.99	$11.25

Total Return(2)	39.94%	(36.44)%	(7.91)%	12.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$697,791	$376,217	$450,531	$343,971
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	1.20%	1.20%	1.20%	1.20%
Expenses, before reimbursements and credits	1.21%	1.21%	1.21%	1.29%
Net investment income, net of reimbursements and credits	0.29%	0.59%	0.29%	0.29%
Net investment income, before reimbursements and credits	0.28%	0.58%	0.28%	0.20%
Portfolio Turnover Rate	62.92%	123.45%	35.17%	16.95%

(1)	Commenced investment operations on June 22, 2006.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

THE REORGANIZATION

THE PLAN

The terms and conditions under which the Reorganization will be implemented are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan contemplates:

•

the Multi-Manager Mid Cap Fund’s acquiring all of the assets of the Mid Cap Growth Fund and the assumption by the Multi-Manager Mid Cap Fund of all of the Mid Cap Growth Fund’s liabilities as of the Closing Date, and

•	the distribution of such shares of the Multi-Manager Mid Cap Fund to shareholders of the Mid Cap Growth Fund.

The value of the Mid Cap Growth Fund’s assets acquired and the amount of its liabilities assumed by the Multi-Manager Mid Cap Fund and the net asset value of a share of the Multi-Manager Mid Cap Fund will be determined on the Closing Date in accordance with the valuation procedures described in the then-current Multi-Manager Mid Cap Fund Prospectus and Statement of Additional Information.

On, or as soon as practicable after, the Closing Date, the Mid Cap Growth Fund will distribute pro rata to its shareholders of record the shares of the Multi-Manager Mid Cap Fund it receives in the Reorganization. As a result of this distribution, each shareholder of the Mid Cap Growth Fund will receive a number of full and fractional shares of the Multi-Manager Mid Cap Fund equal in value to his or her interest in the Mid Cap Growth Fund. The Mid Cap Growth Fund will be terminated thereafter. This distribution will be accomplished by opening accounts on the books of the Multi-Manager Mid Cap Fund in the names of the Mid Cap Growth Fund shareholders and by transferring thereto the shares of the Multi-Manager Mid Cap Fund previously credited to the account of the Mid Cap Growth Fund on those books. Each shareholder account shall be credited with the pro rata number of Multi-Manager Mid Cap Fund’s shares due to that shareholder. Any special options with the exception of automatic investment on current Mid Cap Growth Fund shareholder accounts will automatically transfer to the new accounts. Shareholders wishing to have their automatic investment plans transferred to their new Multi-Manager Mid Cap Fund accounts should contact Northern Funds at 1-800-595-9111.

The stock transfer books for the Mid Cap Growth Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter with respect to the Mid Cap Growth Fund will be deemed to be redemption requests for the Multi-Manager Mid Cap Fund.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. In addition, the Plan may be terminated by the Trust’s Board of Trustees or the Board of Trustees of the Multi-Manager Funds of the Trust at any time before the closing, notwithstanding approval of the Plan by the shareholders of the Mid Cap Growth Fund, if circumstances develop that, in either Board’s judgment, make proceeding with the Plan inadvisable.

Because a portion of the Mid Cap Growth Fund’s portfolio securities will not meet the investment objective, strategies, policies, risks and restrictions of the Multi-Manager Mid Cap Fund, NTI anticipates selling a significant portion (but in no event more than two-thirds) of the Mid Cap Growth Fund’s portfolio securities immediately prior to or after the Reorganization. Proceeds from the sale of the Mid Cap Growth Fund’s portfolio securities will be held in temporary investments or reinvested in assets that the Multi-Manager Mid Cap Fund may hold. A sale of assets and reinvestment of proceeds would involve transaction costs that will be borne by the Mid Cap Growth Fund before the Reorganization and by the Multi-Manager Mid Cap Fund after the Reorganization. The sale of securities either prior to the Reorganization or shortly thereafter could result in the Mid Cap Growth Fund or the Multi-Manager Mid Cap Fund realizing gains and making taxable distributions to shareholders attributable to those gains that would not have been realized but for the Reorganization.

The Plan may be amended, modified or supplemented in such manner as may be determined by the Trustees; provided, however, that following the approval of the Plan by the Mid Cap Growth Fund’s shareholders, no such amendment may have the effect of changing the provisions for determining the number of the shares of the Multi-Manager Mid Cap Fund to be paid to the Mid Cap Growth Fund’s shareholders under the Plan to the detriment of such shareholders without their further approval.

In addition, the Trust, after consultation with counsel and by consent of its Board of Trustees and the Board of Trustees of its Multi-Manager Funds, or any officer, may waive any condition to the obligations under the Plan if, in their or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Funds. Each Board of Trustees, or an authorized officer of the Trust, may change or postpone the closing date.

If the Reorganization is approved, the Mid Cap Growth Fund’s shareholders who do not wish to have their shares exchanged for shares of the Multi-Manager Mid Cap Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss for federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them.

REASONS FOR THE REORGANIZATION

At Board Meetings held on December 14, 2009 and February 19, 2010, the Board of Trustees of the Trust considered the Plan, which provides for the reorganization of the Mid Cap Growth Fund with and into the Multi-Manager Mid Cap Fund. The Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, determined that the Reorganization is in the best interests of the Mid Cap Growth Fund, and that the interests of shareholders will not be diluted as a result of the Reorganization and unanimously approved the Plan. The Board’s determination and approval were based on a number of factors, including:

•	The Board’s determination that the Mid Cap Growth Fund would be unlikely to achieve the scale necessary to attain commercial viability in the future.

•

The investment objectives of each of the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund are nearly identical, with both seeking to provide long-term capital appreciation. The investment strategies of the two Funds are both active, fundamental approaches, with the Multi-Manager Mid Cap Fund using multiple sub-advisers, as discussed above. Despite the difference in investment styles (growth versus core) as discussed above, the Board of Trustees concluded that there were sufficient similarities between the Funds to provide a sound basis for the merger.

•

Currently, the total annual net operating expense ratio (after voluntary waivers and expense reimbursements) is 1.00% for the Mid Cap Growth Fund and 1.20% for the Multi-Manager Mid Cap Fund. The Board of Trustees determined that the better performance record of the Multi-Manager Mid Cap Fund, and the added value provided by the Multi-Manager Mid Cap Fund’s diversified management and diversified styles, and Northern Trust’s expertise in constructing portfolios managed by multiple managers, justifies the higher fees and expenses.

•	The Mid Cap Growth Fund has a relatively small asset base. The Fund’s net assets as of September 30, 2009 were $119,075,359 million. The

Reorganization will allow shareholders to participate in potential economies and portfolio trading advantages provided by the Multi-Manager Mid Cap Fund’s larger asset base. The Multi-Manager Mid Cap Fund’s net assets as of September 30, 2009 were $698,372,724 million. See page 21 hereof for more information on the Funds’ net assets.

•	The Trustees also considered the future prospects of the Mid Cap Growth Fund if the Reorganization is not effected, including the possibility that the Fund might be liquidated.

•	For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Fund and its shareholders.

•

The Trustees also considered the tax consequences to shareholders of the Mid Cap Growth Fund of the sale of the Fund’s portfolio securities, which NTI had determined would be minimal. The Trustees also considered information with respect to the Mid Cap Growth Fund’s existing capital loss carryforwards, the expiration dates of those carryforwards and that the Multi-Manager Mid Cap Fund would likely not be able to use all of these loss carryforwards in future years.

•

The expenses associated with assembling and preparation of this Proxy Statement/Prospectus, the holding of the shareholder meeting and all mailing expenses related to the solicitation of proxies will be borne by NTI.

FEDERAL INCOME TAX CONSEQUENCES

The transfer of all of the assets and liabilities of the Mid Cap Growth Fund to the Multi-Manager Mid Cap Fund in exchange for the issuance of Multi-Manager Mid Cap Fund shares, followed by the distribution in liquidation by the Mid Cap Growth Fund of the Multi-Manager Mid Cap Fund shares pursuant to the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Trust and the Northern Multi-Manager Funds will receive the opinion of Drinker Biddle & Reath LLP, counsel to the Trust, the Northern Multi-Manager Funds and the Funds, to the effect that on the basis of the existing provisions of the Code, Treasury Regulations thereunder, current administrative rulings and pronouncements and court decisions, and certain facts, qualifications, assumptions and representations with respect to the Reorganization, for federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Mid Cap Growth Fund upon (i) the transfer of its assets to the Multi-Manager Mid Cap Fund in exchange for the issuance of Multi-Manager Mid Cap Fund shares to the Mid Cap Growth Fund and the assumption by the Multi-Manager Mid Cap Fund of the Mid Cap Growth Fund’s liabilities, if any, and (ii) the distribution by the Mid Cap Growth Fund of the Multi-Manager Mid Cap Fund shares to the Mid Cap Growth Fund shareholders;

•

No gain or loss will be recognized by the Multi-Manager Mid Cap Fund upon its receipt of the Mid Cap Growth Fund’s assets in exchange for the issuance of the Multi-Manager Mid Cap Fund shares to the Mid Cap Growth Fund and the assumption by the Multi-Manager Mid Cap Fund of the liabilities, if any, of the Mid Cap Growth Fund;

•

The tax basis of the assets acquired by the Multi-Manager Mid Cap Fund from the Mid Cap Growth Fund will be, in each instance, the same as the tax basis of those assets in the Mid Cap Growth Fund’s hands immediately before the transfer;

•

The tax holding period of the assets of the Mid Cap Growth Fund in the hands of the Multi-Manager Mid Cap Fund will, in each instance, include the Mid Cap Growth Fund’s tax holding period for those assets;

•	The Mid Cap Growth Fund’s shareholders will not recognize gain or loss upon the exchange of their Mid Cap Growth Fund shares for Multi-Manager Mid Cap Fund shares as part of the Reorganization;

•

The aggregate tax basis of the Multi-Manager Mid Cap Fund shares received by each shareholder of the Mid Cap Growth Fund will equal the aggregate tax basis of the Mid Cap Growth Fund shares surrendered by that shareholder in the Reorganization; and

•

The tax holding period of the Multi-Manager Mid Cap Fund shares received by the Mid Cap Growth Fund shareholders will include, for each Mid Cap Growth Fund shareholder, the tax holding period for the Mid Cap Growth Fund shares surrendered in exchange therefor, provided that those Mid Cap Growth Fund shares were held as capital assets on the date of the exchange.

Shares held for the purpose of investment are generally considered to be capital assets.

The Trust and the Northern Multi-Manager Funds have not sought, and will not seek, a tax ruling from the Internal Revenue Service (“IRS”) on the tax treatment of the Reorganization. The opinion of counsel will not be binding on the IRS, nor will it preclude the IRS (or a court) from adopting a contrary position.

Immediately before the Reorganization, the Mid Cap Growth Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of its remaining undistributed net tax-exempt interest income, investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization. Any such dividends, other than exempt interest dividends will generally be included in the taxable income of the Mid Cap Growth Fund’s shareholders.

As a result of the Reorganization, the Multi-Manager Mid Cap Fund will succeed to the tax attributes of the Mid Cap Growth Fund, except that an annual limitation under Sections 382 and 383 of the Code will generally apply to the Multi-Manager Mid Cap Fund’s ability to use any capital loss carryforward of the Mid Cap Growth Fund and capital losses recognized in the first five years after the Reorganization that are attributable to the net unrealized loss of the Mid Cap Growth Fund, if any, as of the Closing Date. The Mid Cap Growth Fund may have unexpired capital loss tax carryforwards as of its taxable year ending as of the Closing Date, and may have net unrealized losses as of the Closing Date. Under a de minimis rule that applies to net unrealized gains and losses for purposes of Sections 382 and 383, any net unrealized gain or loss of the Mid Cap Growth Fund that does not exceed the lesser of (i) 15% of the net asset value of the Mid Cap Growth Fund as of the Closing Date, or (ii) $10,000,000 will be treated as zero.

In general, the annual limitation for the Mid Cap Growth Fund under Sections 382 and 383 will equal the sum of (1) the product of the net asset value of the Mid Cap Growth Fund as of the Closing Date multiplied by that month’s “long-term tax-exempt rate” (a market-based interest rate published monthly by the IRS) plus (2) the amount of any net unrealized built-in gains of the Mid Cap Growth Fund as of the Closing Date that the Multi-Manager Mid Cap Fund recognizes within the first five taxable years ending after the Closing Date. For the portion of the Multi-Manager Mid Cap Fund’s current taxable year after the Closing Date, the annual limitation will be proportionately reduced, as it will also for any subsequent short taxable year.

The effect of the annual limitation resulting from the Reorganization will probably be to defer and to limit the use of a portion of any capital loss carryforwards and any net unrealized losses of the Mid Cap Growth Fund.

Shareholders should consult their own tax advisers concerning any potential tax consequences of the Reorganization that may result from their particular circumstances, including the tax treatment of the Reorganization under the tax laws of any foreign country, state or locality where a shareholder may reside.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

Under the terms of its Agreement and Declaration of Trust (the “Trust Agreement”), the Trust is authorized to issue shares of beneficial interest in separate portfolios, including the Funds.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

As authorized by the Trust Agreement, the Board of Trustees has appointed a separate Multi-Manager Funds Board of Trustees (the “Multi-Manager Funds Board”) to oversee the Multi-Manager Funds and all future Multi-Manager Funds established by the Multi-Manager Funds Board. The Multi-Manager Funds Board has all of the rights, protections, indemnities, immunities, duties, powers, authorities and responsibilities of Trustees under the Trust Agreement with respect to, but only with respect to the Multi-Manager Funds, including the power to appoint additional or successor Multi-Manager Funds Trustees and to create additional Multi-Manager Funds. The following discussion with respect to the rights and duties of, and authorities vested in, the Trustees is qualified in its entirety by the foregoing sentence. Any of the Multi-Manager Funds Trustees may serve as Trustees of the Trust or any other series of the Trust. Currently, the Board of the Trust is comprised of nine Trustees and the Multi-Manager Funds Board is comprised of seven Trustees. Each of the Multi-Manager Funds Trustees also serves as a Trustee of the Board of the Trust.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. Shares, when issued as described in the Funds’ Prospectuses, are validly issued, fully paid and nonassessable. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, are specifically allocated to and constitute underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings, although it does hold special meetings as necessary. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share held or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series or classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Multi-Manager Funds is vested exclusively in the Multi-Manager Funds Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees (including the Multi-Manager Trustees) may determine or as may be required by law.

Subject to the rights of the Multi-Manager Funds’ Trustees with respect to the Multi-Manager Funds, the Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

Subject to the rights of the Multi-Manager Funds’ Trustees with respect to the Multi-Manager Funds, the Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the applicable Multi-Manager Funds, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Multi-Manager Funds’ Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

CAPITALIZATION

The following table shows the unaudited capitalization of the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund as of September 30, 2009, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date. The capitalization of the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund is likely to be different at the closing of the Reorganization as a result of daily share purchase and redemption activity and the effects of other ongoing operations.

	MID CAP GROWTH FUND	MULTI- MANAGER MID CAP FUND	PRO FORMA COMBINED FUND (MULTI-MANAGER MID CAP FUND)*
Net Assets (000)	$119,000	$697,791	$816,791
Net Asset Value per share	$13.91	$8.76	$8.76
Shares Outstanding (000)	8,558	79,650	93,241

*	The Multi-Manager Mid Cap Fund will be the accounting survivor for financial statement purposes.

Information about the Mid Cap Growth Fund is incorporated by reference to the Trust’s Equity Funds Prospectus dated July 31, 2009, the supplements dated November 30, 2009 and December 16, 2009 to the Prospectus, the Statement of Additional Information dated July 31, 2009, and the supplement dated December 22, 2009 to the Statement of Additional Information. Information about the Multi-Manager Mid Cap Fund is incorporated by reference to the Trust’s Multi-Manager Funds Prospectus dated July 31, 2009, the supplement dated September 28, 2009 to the Prospectus and the Statement of Additional Information dated July 31, 2009.

VOTING MATTERS

RECORD DATE AND NUMBER OF SHARES ENTITLED TO VOTE

The Trustees have fixed the close of business on February 17, 2010 as the record date (the “Record Date”) for determining the shareholders of the Mid Cap Growth Fund entitled to notice of and to vote at the Meeting. Shareholders of record of the Mid Cap Growth Fund on the Record Date are entitled to one vote per share at the Meeting, and fractional votes for fractional shares. On the Record Date, 7,324,732.35 shares of the Mid Cap Growth Fund were outstanding and entitled to be voted at the Meeting.

VOTE REQUIRED TO APPROVE PLAN OF REORGANIZATION

Approval of the Plan requires the affirmative vote of a majority of the shares of the Mid Cap Growth Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of the Mid Cap Growth Fund means the vote of the lesser of (1) 67% or more of the shares of the Mid Cap Growth Fund present at the Meeting, if the holders of more than 50% of the shares of that Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Mid Cap Growth Fund. The vote of the shareholders of the Multi-Manager Mid Cap Fund is not being solicited, since their approval or consent is not required for the Reorganization.

PROXIES; VOTING AT THE MEETING; QUORUM

A proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust’s principal office), by executing a superseding proxy or by attending the Meeting and voting in person. All valid proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on a proxy. If no instruction is given, the persons named as proxies (the “Proxy Designees”) will vote the shares represented thereby in favor of the Plan and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the Proxy Designees may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that quorum is present but sufficient votes in favor of the Plan have not been received, the Proxy Designees may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares of the Mid Cap Growth Fund present and voting in person or by proxy at the session of the Meeting to be adjourned. The Proxy Designees will vote those proxies that they are entitled to vote in favor of the Plan in favor of such an adjournment, and will vote those proxies required to be voted against the Plan against any such adjournment.

A majority of the shares entitled to vote will be a quorum for the transaction of business at the Meeting, but any lesser number will be sufficient for adjournments. Abstentions will be treated as shares that are present at the Meeting, but will not be counted as a vote at the Meeting. Accordingly, an abstention from voting on the Plan has the same effect as a vote against the Plan. If a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have authority to vote, those shares will not be considered as present at the Meeting. Accordingly, a “broker non-vote” may affect the Trust’s ability to achieve a quorum at the Meeting, and will also have the same effect as a vote against the Plan.

OTHER BUSINESS

As of the date of this Proxy Statement/Prospectus, the Trustees are not aware of any matters to be presented for action at the Meeting other than as described above. If other business is properly brought before the Meeting, it is intended that proxies will be voted thereon in accordance with the judgment of the Proxy Designees.

MULTIPLE SHAREHOLDERS IN A HOUSEHOLD

If you are a member of a household in which multiple shareholders of the Trust share the same address, and the Trust or your broker or bank (for “street name” accounts) has received consent to household material, then the Trust or your broker or bank may have sent to your household only one copy of this Proxy Statement/Prospectus, unless the Trust or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement/Prospectus, the

Trust will deliver promptly a separate copy of this Proxy Statement/Prospectus to you upon written or oral request. To receive a separate copy of this Proxy Statement/Prospectus, or if you would like to receive a separate copy of future proxy statements, prospectuses or annual reports, please contact Northern Funds by calling 1-800-595-9111, by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by e-mail at northern-funds@ntrs.com. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Northern Funds at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.

SHARE OWNERSHIP

As of February 17, 2010, Northern possessed sole or shared voting and/or investment power for its customer accounts with respect to the outstanding shares of each Fund as follows:

	AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND	AMOUNT OF SHARES	PERCENTAGE OF SHARES (%)
Mid Cap Growth Fund	4,618,090.66	63.0%
Multi-Manager Mid Cap Fund	55,750,036.41	94.7%

In addition, as of February 17, 2010, the following persons or entities owned beneficially more than 5% of the outstanding shares of the Mid Cap Growth Fund:

	AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
SHAREHOLDER NAME AND ADDRESS	AMOUNTS OF SHARES	PERCENTAGE OF SHARES (%)
National Financial Services 200 Liberty St, 1 World Financial Center New York, New York 10281	508,212.13	0.07%

As of February 17, 2010, there were no persons or entities who owned beneficially more than 5% of the outstanding shares of the Multi-Manager Mid Cap Fund.

On the basis of the share holdings information presented above, upon consummation of the Reorganization Northern would possess sole or shared voting and/or investment power with respect to 60,368,127.07 shares of the Multi-Manager Mid Cap Fund, or 91.2% of the shares outstanding. On the basis of the shareholdings information presented above, upon consummation of the Reorganization no other shareholders will own more than 5% of the shares outstanding.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. On the Record Date Northern was the beneficial owner of 63.0% of the outstanding shares of the Mid Cap Growth Fund because it possessed sole or shared voting power and/or investment power with respect to these shares on behalf of its customer accounts. Northern has advised the Trust that it intends to vote the shares over which it has discretionary voting power in accordance with its proxy voting policy. The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System, is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

SHARES HELD BY TRUSTEES AND OFFICERS

At February 17, 2010, the Trustees and officers of the Trust and the Northern Multi-Manager Funds, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

AVAILABLE INFORMATION

The Trust and each series thereof are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. In addition, these materials can be inspected and copied at certain of the following regional offices of the SEC listed below: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036. Copies of such materials also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Some of these items are also available on the Internet at www.sec.gov.

* * *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED

PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MARCH 31, 2009 ANNUAL REPORTS AND SEPTEMBER 30, 3009 SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NORTHERN FUNDS, P.O. BOX 75986, CHICAGO, ILLINOIS 60675-5986, BY TELEPHONE AT 1-800-595-9111, OR BY E-MAIL AT NORTHERN-FUNDS@NTRS.COM.

APPENDIX A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION is made as of the 14th day of December 2009, by Northern Funds, a Delaware statutory trust (the “Trust”), on behalf of its Mid Cap Growth Fund and its Multi-Manager Mid Cap Fund (each a “Fund” and together the “Funds”).

A. BACKGROUND

The Funds are separate investment portfolios of the Trust. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is intended to effect the reorganization (the “Reorganization”) of the Mid Cap Growth Fund with and into the Multi-Manager Mid Cap Fund. The Mid Cap Growth Fund is referred to below as the “Transferor Fund” and the Multi-Manager Mid Cap Fund is referred to below as the “Surviving Fund.”

The Reorganization will be effected by the transfer of all of the assets of the Transferor Fund to the Surviving Fund solely in exchange for (1) the assumption by the Surviving Fund of all liabilities of the Transferor Fund and (2) the issuance by the Trust to the Transferor Fund of shares of beneficial interest of the Surviving Fund (the “Surviving Fund Shares”). These transactions will be promptly followed by a pro rata distribution by the Transferor Fund of the Surviving Fund Shares it receives to its shareholders in exchange for the shares of beneficial interest of the Transferor Fund (the “Transferor Fund Shares”) that are then outstanding, in liquidation of the Transferor Fund, all upon the terms and conditions hereinafter set forth in this Plan.

This Plan has been approved by the Boards of Trustees of the Trust and the Multi-Manager Funds thereof based on each Board’s determination that participation in the Reorganization is in the best interests of the respective Fund and that the interests of such Fund’s existing shareholders will not be diluted as a result of the Reorganization.

B. THE REORGANIZATION

1.	Transfer of Assets of the Transferor Fund in Exchange for Assumption of Liabilities and Issuance of Surviving Fund Shares

1.1	Subject to the terms and conditions set forth herein, as of the Closing Time provided for in paragraph 3.1, the Transferor Fund will transfer all of its assets (as described in paragraph 1.2) and assign and transfer all of its debts, obligations, duties and other liabilities to the Surviving Fund. In exchange for all of the assets of the Transferor Fund, as of the Closing Time: (A) the Surviving Fund will assume all of the debts, obligations, duties and other liabilities of the Transferor Fund, whether accrued, absolute, contingent or otherwise, then existing, such that after the Closing Time the same may be enforced against the Surviving Fund to the same extent as if they had been incurred by the Surviving Fund; and (B) the Trust, on behalf of the Surviving Fund, will issue shares of the Surviving Fund that have an aggregate net asset value equal to the aggregate net value of the assets transferred by the Transferor Fund to the Surviving Fund, less the liabilities assumed by the Surviving Fund. The transactions described in this paragraph 1.1 will take place at the Closing provided for in paragraph 3.1.

1.2	The assets of the Transferor Fund to be acquired by the Surviving Fund will include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), tax operating losses, claims or rights of action, rights to register shares of beneficial interest under applicable securities laws, books and records, deferred or prepaid expenses and all other tangible and intangible property owned by the Transferor Fund at the Closing Time provided for in paragraph 3.1.

1.3	At, or as soon as possible after, the Closing Time the Transferor Fund will distribute in liquidation the Surviving Fund Shares it receives to the shareholders of record of the Transferor Fund, determined as of the close of business on the day of the Closing, pro rata in proportion to each shareholder’s beneficial interest in the Transferor Fund. Such distribution will be in exchange for each shareholder’s Transferor Fund Shares. Such distribution will be accomplished by the transfer of the Surviving Fund Shares then credited to the account of the Transferor Fund on the share records of the Trust to open accounts on those records in the names of the Transferor Fund shareholders and representing the respective pro rata number of the Surviving Fund Shares received from the Surviving Fund that are due to the Transferor Fund shareholder. Fractional Surviving Fund Shares will be rounded to the third place after the decimal point.

1.4	The stock transfer books of the Trust with respect to the Transferor Fund will be permanently closed as of the close of business on the day immediately preceding the Closing. Share redemption requests received thereafter by the Trust with respect to the Transferor Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to this Plan. As of the Closing Time, all issued and outstanding shares of the Transferor Fund will be canceled on the books of the Trust. The Transferor Fund shareholder will have the right to receive any unpaid dividends or other distributions that were declared as of or prior to the Closing Time with respect to the Transferor Fund Shares that are held by the Transferor Fund shareholder at the Closing Time.

1.5	Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Transferor Fund Shares on the books of any Fund will be paid by the person to whom the Surviving Fund Shares are to be distributed as a condition of such transfer.

1.6	The legal existence of the Transferor Fund will be terminated as promptly as reasonably practicable after the Closing Time. After the Closing Time, the Transferor Fund shall not conduct any business except in connection with its liquidation and termination.

2.	Valuation

2.1	The value of the Transferor Fund’s assets to be acquired by the Surviving Fund hereunder, and the value of the full and fractional Surviving Fund Shares to be issued in exchange for the Transferor Fund’s assets, will be computed as of the valuation time provided in the Surviving Fund’s prospectus on the date of the Closing using the valuation procedures set forth in the Surviving Fund’s current prospectus and statement of additional information.

2.2	All computations of value will be made by The Northern Trust Company.

3.	Closing And Closing Date

3.1	The transfer of the Transferor Fund’s assets in exchange for the assumption by the Surviving Fund of the Transferor Fund’s liabilities and the issuance of Surviving Fund Shares to the Transferor Fund, as described above, together with such related acts as are necessary to consummate such transactions (the “Closing”), will occur at such place and at such date and time (the “Closing Time”) as may be determined by each Board of Trustees or an authorized officer of the Trust.

3.2	At the Closing, the Trust, on behalf of the respective Funds, will deliver such bills of sale, checks, assignments, stock certificates, receipts or other documents as the Trust deems necessary or reasonable.

4.	Conditions

Consummation of the Reorganization is subject to the following conditions:

4.1	This Plan and the transactions contemplated herein will be approved by the Trustees of the Trust and the Multi-Manager Funds thereof, and, if required by applicable law, by the requisite vote of the Transferor Fund’s shareholders;

4.2	Prior to the Closing Time, the Transferor Fund will declare a dividend, with a record date and ex-dividend date prior to the Closing Time, which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Transferor Fund’s investment company taxable income, if any, for the taxable periods or years ended on or before March 31, 2009 and for the subsequent period up to and including the Closing Time, and all of the Transferor Fund’s net capital gain, if any, recognized in the taxable periods or years ended on or before March 31, 2009 and in the subsequent period up to and including the Closing Time.

4.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby will be obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, the Transferor Fund or the Surviving Fund, provided that the Trust may waive any of such conditions for itself or the respective Funds;

4.4	At the Closing Time, the Trust, on behalf of the Transferor Fund, will have good and marketable title to the assets to be transferred to the Surviving Fund pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

4.5	The Trust will receive at or before the Closing Time an opinion of Drinker Biddle & Reath LLP satisfactory to the Trust, substantially to the effect that for federal income tax purposes:

4.5A	The transfer of all of the assets and liabilities of the Transferor Fund to the Surviving Fund in exchange for the issuance of Surviving Fund Shares to the Transferor Fund, followed by the distribution in liquidation by the Transferor Fund of the Surviving Fund Shares to the Transferor Fund shareholders in exchange for their Transferor Fund Shares and the termination of the Transferor Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Transferor Fund and the Surviving Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

4.5B	No gain or loss will be recognized by either Transferor Fund upon (i) the transfer of its assets to the Surviving Fund in exchange for the issuance of Surviving Fund Shares to the Transferor Fund and the assumption by the Surviving Fund of the Transferor Fund’s liabilities, if any, and (ii) the distribution by the Transferor Fund of the Surviving Fund Shares to the Transferor Fund shareholders;

4.5C	No gain or loss will be recognized by the Surviving Fund upon its receipt of the Transferor Fund’s assets in exchange for the issuance of Surviving Fund Shares to the Transferor Fund and the assumption by the Surviving Fund of the liabilities, if any, of the Transferor Fund;

4.5D	The tax basis of the assets acquired by the Surviving Fund from the Transferor Fund will be, in each instance, the same as the tax basis of those assets in the Transferor Fund’s hands immediately before the transfer;

4.5E	The tax holding period of the assets of the Transferor Fund in the hands of the Surviving Fund will, in each instance, include the Transferor Fund’s tax holding period for those assets;

4.5F	The Transferor Fund’s shareholders will not recognize gain or loss upon the exchange of their Transferor Fund Shares for Surviving Fund Shares as part of the transaction;

4.5G	The tax basis of the Surviving Fund Shares received by Transferor Fund shareholders in the transaction will be, for each Transferor Fund shareholder, the same as the tax basis of the Transferor Fund Shares surrendered in exchange therefor; and

4.5H	The tax holding period of the Surviving Fund Shares received by Transferor Fund shareholders will include, for each Transferor Fund shareholder, the tax holding period for the Transferor Fund Shares surrendered in exchange therefor, provided that those Transferor Fund Shares were held as capital assets on the date of the exchange.

The Trust will make and provide representations with respect to the Transferor Fund and the Surviving Fund that are reasonably necessary to enable Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in this paragraph 4.5, which opinion may address such other federal income tax consequences, if any, that Drinker Biddle & Reath LLP believes to be material to the Reorganization.

5.	Status of Surviving Fund Shares

Surviving Fund Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust.

6.	Expenses

The Funds’ investment adviser (or an affiliate of such investment adviser) will bear all of the expenses in connection with carrying out this Plan, including the fees and disbursements of attorneys, auditors and custodians, any federal and state stock transfer stamps required for the transfer of the Transferor Fund’s securities to the Surviving Fund and for the transfer of Surviving Fund Shares to registered shareholders of the Transferor Fund in liquidation of the Transferor Fund.

7.	Termination

This Plan may be terminated by each of the Boards of Trustees of the Trust and of the Multi-Manager Funds thereof, and the Funds may abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Transferor Fund, at any time prior to the Closing, if circumstances develop that, in either Board’s judgment, make proceeding with the Plan inadvisable.

8.	Amendment

This Plan may be amended, modified or supplemented in such manner as may be determined by the Trustees; provided, however, that following the approval of this Plan by any Transferor Fund’s shareholders, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be paid to that Fund’s shareholders under this Plan to the detriment of such Fund shareholders without their further approval.

9.	Headings; Counterparts; Governing Law; Assignment; Survival; Waiver

9.1	The article and paragraph headings contained in this Plan are for reference purposes only and do not affect in any way the meaning or interpretation of this Plan.

9.2	This Plan will be governed by and construed in accordance with the laws of the State of Delaware.

9.3	This Plan will be binding upon and inure to the benefit of the Funds and their respective successors and assigns. Nothing herein expressed or implied is intended or will be construed to confer upon or give any person, firm or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

9.4	All persons dealing with the Trust, the Transferor Fund or the Surviving Fund must look solely to the property of the Trust, the Transferor Fund, or the Surviving Fund, respectively, for the enforcement of any claims against the Trust, the Transferor Fund or the Surviving Fund, as neither the Trustees, officers, agents nor shareholders of the Trust assume any personal liability for obligations entered into on behalf of the Trust, the Transferor Fund or the Surviving Fund. No series of the Trust will be responsible for any obligations assumed by or on behalf of any other series of the Trust under this Plan.

9.5	The obligations set forth herein will not survive the Closing, except for the provisions of Section 1.6.

9.6	The Trust, after consultation with counsel and by consent of its Board of Trustees and the Board of Trustees of its Multi-Manager Funds, or any officer, may waive any condition to the obligations hereunder if, in their or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Funds.

10. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan will be in writing and will be given by prepaid telegraph, telecopy or certified mail addressed to the Trust at 50 South LaSalle Street, Chicago, Illinois 60603, Attention: President of Northern Funds.

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by a duly authorized officer.

NORTHERN FUNDS, acting on behalf of its Mid Cap Growth Fund

By:
Title:

NORTHERN FUNDS, acting on behalf of its Multi-Manager Mid Cap Fund

By:
Title:

NORTHERN TRUST INVESTMENTS, N.A., with respect to Section 6 only

By:
Title:

APPENDIX B

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period from April 2008 to March 2009 was characterized by unprecedented market volatility. Through August 2008, stocks strengthened despite early indications of trouble in the credit markets. However, with the collapse of key market-maker Lehman Brothers in September, the credit crisis intensified and equity markets tumbled as liquidity disappeared. During the fourth quarter of 2008 alone the Russell Midcap Index fell by -27.3% as investors retreated to the safe haven of Treasury bonds. In late 2008 and early 2009 unprecedented government intervention in financial markets provided some stability and by the end of the period, the tone of the market had turned more positive. During March 2009, the Russell Midcap Index posted a monthly return of 9.2%, ending a painful 12-month period on a positive note.

During this very difficult 12-month period ended March 31, 2009, the Multi-Manager Mid Cap Fund returned -36.44% compared with the Russell Midcap Index return of -40.81%. Stock selection for the Fund was helpful to relative performance during the period, particularly within the financial, consumer discretionary and utilities sectors. All three sub-advisers outperformed their respective style benchmarks, with Geneva Capital Management delivering the best comparative results, down -32.4% during the period.

In June 2008, Systematic Financial (“Systematic”) was added as a new sub-adviser. We added Systematic in order to diversify the Fund’s value style exposure. At the same time, the target allocation of the other three sub-advisers was adjusted to reflect the new sub-adviser structure. At present, the economic environment remains fragile. But market dislocations create investment opportunities. We believe that the Fund’s focus on risk-adjusted return and strong stock selection will prove to be critical in an unstable market environment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009

TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER MID CAP	-36.44%	-13.94%
RUSSELL MIDCAP INDEX	-40.81	-15.01

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

B-1

GROWTH OF A $10,000 INVESTMENT

The Russell Midcap Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000 Index. Information about Investment Considerations can be found on page 71.

PORTFOLIO MANAGER

ANDREW SMITH, CIO, NTGA

With Northern Trust since 2000

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NMMCX
INCEPTION DATE	06/22/06
TOTAL NET ASSETS	$376 MILLION
NET ASSET VALUE	$6.26
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.21%
NET EXPENSE RATIO	1.20%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

B-2

PART B

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets of

NORTHERN MID CAP GROWTH FUND

a series of

Northern Funds

50 South LaSalle Street

Chicago, IL 60603

By and in Exchange for Shares of

NORTHERN MULTI-MANAGER MID CAP FUND

a series of

Northern Multi-Manager Funds

50 South LaSalle Street

Chicago, IL 60603

MAY 13, 2010 SPECIAL MEETING OF

SHAREHOLDERS OF THE MID CAP GROWTH FUND

This Statement of Additional Information, relating specifically to the Special Meeting of Shareholders of the Mid Cap Growth Fund to be held May 13, 2010 consists of this document and the following described documents, each of which is incorporated by reference herein:

•	The Statement of Additional Information of the Trust with respect to the Northern Equity Funds, including the Mid Cap Growth Fund, dated July 31, 2009, as supplemented December 22, 2009.

•	The Statement of Additional Information of the Trust with respect to the Northern Multi-Manager Funds, including the Multi-Manager Mid Cap Fund, dated July 31, 2009.

•

The audited financial statements and related Reports of Independent Registered Public Accounting Firm for the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund are included in Northern Funds’ Annual Reports for the year ended March 31, 2009 and the unaudited financial statements for the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund are included in Northern Funds’ Semi-Annual Reports for the period ended September 30, 2009 and are incorporated herein by reference. No other parts of the Annual Reports or Semi-Annual Reports are incorporated herein by reference.

This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Proxy Statement/Prospectus dated March 5, 2010. A copy of the

Proxy Statement/Prospectus may be obtained without charge by contacting Northern Funds (the “Trust”) at P.O. Box 75986, Chicago, IL 60675-5986 or by calling 1-800-595-9111.

The date of this Statement of Additional Information is March 5, 2010.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION

The Boards of Trustees of the Trust and the Northern Multi-Manager Funds have approved a Plan of Reorganization (the “Plan”), which contemplates the transfer of the assets and liabilities of the Mid Cap Growth Fund to the Multi-Manager Mid Cap Fund in exchange for shares of the Multi-Manager Mid Cap Fund (the “Reorganization”). The Plan is being submitted for the approval of the Mid Cap Growth Fund’s shareholders.

After the transfer of its assets and liabilities in exchange for the Multi-Manager Mid Cap Fund shares, the Mid Cap Growth Fund will distribute the shares to its shareholders in liquidation of the Mid Cap Growth Fund. Each shareholder owning shares of the Mid Cap Growth Fund at the closing of the Reorganization will receive shares of the Multi-Manager Mid Cap Fund equal in value to his or her interest in the Mid Cap Growth Fund, and will receive any unpaid dividends or distributions on shares of the Mid Cap Growth Fund that were declared at or before the closing of the Reorganization. The Multi-Manager Mid Cap Fund will establish an account for each former shareholder of the Mid Cap Growth Fund reflecting the appropriate number of shares distributed to the shareholder. These accounts will be substantially identical to the accounts maintained by the Mid Cap Growth Fund for each shareholder. In connection with the Reorganization, all outstanding shares of the Mid Cap Growth Fund will be cancelled, and the Mid Cap Growth Fund will wind up its affairs and be terminated.

ADDITIONAL INFORMATION ABOUT THE MID CAP GROWTH FUND AND THE

MULTI-MANAGER MID CAP FUND

This Statement of Additional Information incorporates by reference the following documents, which contain additional information about the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund:

•

The Statement of Additional Information dated July 31, 2009, as supplemented December 22, 2009, of the Trust with respect to the Northern Equity Funds, including the Mid Cap Growth Fund, as filed with the Securities and Exchange Commission (“SEC”) on July 28, 2009 (Registration Nos. 33-73404 and 811-08236, EDGAR accession number 0001193125-09-156982).

•

The Statement of Additional Information dated July 31, 2009 of the Trust with respect to the Northern Multi-Manager Funds, including the Multi-Manager Mid Cap Fund, as filed with the Securities and Exchange Commission (“SEC”) on July 28, 2009 (Registration Nos. 33-73404 and 811-08236, EDGAR accession number 0001193125-09-157070).

FINANCIAL STATEMENTS

Historical financial information regarding the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund is included in the following documents, which are incorporated by reference herein:

•

The audited financial statements and financial highlights and related Reports of Independent Registered Public Accounting Firm for the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund included in Northern Funds’ Annual Reports for the year ended March 31, 2009 as filed with the SEC on June 5, 2009 (Registration Nos. 33-73404 and 811-08236, EDGAR accession number 0001193125-09-125930). No other parts of the Annual Reports are incorporated herein by reference.

•

The unaudited financial statements for the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund included in Northern Funds’ Semi-Annual Reports for the period ended September 30, 2009 as filed with the SEC on December 4, 2009 (Registration Nos. 33-73404 and 811-08236, EDGAR accession number 0001193125-09-247467). No other parts of the Semi-Annual Reports are incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements have been derived from the financial statements and schedules of the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund. The Pro Forma Combined Statements of Assets and Liabilities, including the pro forma combined schedule of investments, have been adjusted to give effect to the Mid Cap Growth—Multi-Manager Mid Cap Reorganization as if the Reorganization had occurred on September 30, 2009. The Pro Forma Combined Statement of Operations is for the twelve-months ended September 30, 2009 and has been adjusted to give effect to the Mid Cap Growth—Multi-Manager Mid Cap Reorganization as if the Reorganization had occurred on that date.

The unaudited pro forma combined financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition or results of operations that actually would have resulted if the Mid Cap Growth—Multi-Manager Mid Cap Reorganization had been consummated on September 30, 2009. The unaudited pro forma combined financial statements should be read in conjunction with the financial statements and related notes of the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund included in the Annual Report to Shareholders of the respective Fund for the fiscal year ended March 31, 2009 and the Semi-Annual Report to Shareholders of the respective Fund for the six months ended September 30, 2009, which are incorporated herein by reference.

It is estimated that between 50% to 67% of the investments listed in the following Pro Forma Schedule of Investments would be sold if the Reorganization had occurred as of the date of the Proxy Statement/Prospectus and the Mid Cap Growth Fund owned the investments listed. This may change based on the investments held at the Closing of the Reorganization.

PRO FORMA SCHEDULE OF INVESTMENTS FOR THE REORGANIZATION OF MID CAP GROWTH FUND

INTO MULTI-MANAGER MID CAP FUND

AS OF SEPTEMBER 30, 2009 (unaudited)

Mid Cap Growth Fund Shares	Multi-Manager Mid Cap Fund Shares	Pro-Forma Combined Multi-Manager Mid Cap Fund Shares	Description	Mid Cap Growth Fund Value (000)	Multi-Manager Mid Cap Fund Value (000)	Pro-Forma Combined Multi-Manager Mid Cap Fund Value (000)

			COMMON STOCKS	98.2%	77.6%	80.7%

			Aerospace/Defense	2.1%	1.4%	1.5%
—	33,085	33,085	Aerovironment, Inc.*	—	$929	$929
36,010	—	36,010	BE Aerospace, Inc.*	$725	—	725
—	21,600	21,600	Esterline Technologies Corp.*	—	847	847
32,790	15,400	48,190	Goodrich Corp.	1,782	837	2,619
—	45,960	45,960	L - 3 Communications Holdings, Inc.	—	3,691	3,691
—	96,900	96,900	Spirit Aerosystems Holdings, Inc., Class A*	—	1,750	1,750
—	39,000	39,000	Teledyne Technologies, Inc.*	—	1,404	1,404

				2,507	9,458	11,965

			Agriculture	0.0%	0.7%	0.5%
—	79,100	79,100	Archer - Daniels - Midland Co.	—	2,311	2,311
—	13,400	13,400	Bunge Ltd.	—	839	839
—	18,600	18,600	Lorillard, Inc.	—	1,382	1,382

				—	4,532	4,532

			Airlines	0.0%	0.2%	0.1%
—	68,200	68,200	Skywest, Inc.	—	1,131	1,131

			Apparel	0.0%	0.6%	0.5%
—	51,680	51,680	Coach, Inc.	—	1,701	1,701
—	42,900	42,900	Jones Apparel Group, Inc.	—	769	769
—	37,200	37,200	Warnaco Group (The), Inc.*	—	1,632	1,632

				—	4,102	4,102

			Auto Parts & Equipment	1.0%	0.3%	0.4%
—	67,850	67,850	Autoliv, Inc.	—	2,280	2,280
69,590	—	69,590	Goodyear Tire & Rubber (The) Co.*	1,185	—	1,185

				1,185	2,280	3,465

			Banks	5.0%	2.0%	2.4%
—	42,000	42,000	Banco Latinoamericano de Comercio Exterior SA, Class E	—	597	597
—	30,200	30,200	BB&T Corp.	—	823	823
47,870	—	47,870	Capital One Financial Corp.	1,710	—	1,710
33,921	—	33,921	City National Corp.	1,321	—	1,321
—	30,800	30,800	Comerica, Inc.	—	914	914
18,043	—	18,043	Credicorp Ltd.	1,403	—	1,403
—	288,700	288,700	Huntington Bancshares, Inc. of Ohio	—	1,360	1,360
—	43,200	43,200	Keycorp	—	281	281
—	85,200	85,200	MB Financial, Inc.	—	1,787	1,787
—	15,500	15,500	Park National Corp.	—	904	904
—	70,600	70,600	Prosperity Bancshares, Inc.	—	2,456	2,456
—	111,000	111,000	Regions Financial Corp.	—	689	689
—	72,148	72,148	Signature Bank of New York*	—	2,092	2,092
28,688	40,200	68,888	State Street Corp.	1,509	2,114	3,623

				5,943	14,017	19,960

			Beverages	2.5%	1.2%	1.4%
44,020	—	44,020	Central European Distribution Corp.*	1,442	—	1,442
—	39,300	39,300	Coca - Cola Enterprises, Inc.	—	841	841
—	119,600	119,600	Dr Pepper Snapple Group, Inc.*	—	3,439	3,439
42,287	64,077	106,364	Hansen Natural Corp.*	1,554	2,354	3,908
—	39,950	39,950	Molson Coors Brewing Co., Class B	—	1,945	1,945

				2,996	8,579	11,575

			Biotechnology	3.3%	1.2%	1.5%
26,030	—	26,030	Alexion Pharmaceuticals, Inc.*	1,159	—	1,159
—	51,405	51,405	Amylin Pharmaceuticals, Inc.*	—	704	704
33,036	—	33,036	Charles River Laboratories International, Inc.*	1,222	—	1,222
—	41,900	41,900	Genzyme Corp.*	—	2,377	2,377
—	81,400	81,400	Human Genome Sciences, Inc.*	—	1,532	1,532
—	38,000	38,000	InterMune, Inc.*	—	605	605
33,508	32,775	66,283	Life Technologies Corp.*	1,560	1,525	3,085
—	43,900	43,900	Vertex Pharmaceuticals, Inc.*	—	1,664	1,664

				3,941	8,407	12,348

			Chemicals	1.4%	2.0%	1.9%
—	16,800	16,800	Airgas, Inc.	—	812	812
—	26,500	26,500	Arch Chemicals, Inc.	—	795	795
—	44,550	44,550	Celanese Corp., Class A	—	1,114	1,114
—	30,100	30,100	CF Industries Holdings, Inc.	—	2,595	2,595
29,833	—	29,833	FMC Corp.	1,678	—	1,678
—	32,300	32,300	Lubrizol Corp.	—	2,308	2,308
—	18,300	18,300	NewMarket Corp.	—	1,703	1,703
—	112,700	112,700	PolyOne Corp.*	—	752	752
—	28,100	28,100	PPG Industries, Inc.	—	1,636	1,636
—	8,600	8,600	Schulman (A.), Inc.	—	171	171

PRO FORMA SCHEDULE OF INVESTMENTS FOR THE REORGANIZATION OF MID CAP GROWTH FUND

INTO MULTI-MANAGER MID CAP FUND

AS OF SEPTEMBER 30, 2009 (unaudited)

Mid Cap Growth Fund Shares	Multi-Manager Mid Cap Fund Shares	Pro-Forma Combined Multi-Manager Mid Cap Fund Shares	Description	Mid Cap Growth Fund Value (000)	Multi-Manager Mid Cap Fund Value (000)	Pro-Forma Combined Multi-Manager Mid Cap Fund Value (000)

			Chemicals (continued)	1.4%	2.0%	1.9%
—	19,130	19,130	Sigma - Aldrich Corp.	—	$1,033	$1,033
—	18,790	18,790	Stepan Co.	—	1,129	1,129

				$1,678	14,048	15,726

			Coal	0.0%	0.2%	0.2%
—	25,100	25,100	Walter Energy, Inc.	—	1,507	1,507

			Commercial Services	4.4%	3.5%	3.6%
—	116,100	116,100	Advance America Cash Advance Centers, Inc.	—	650	650
—	26,500	26,500	Alliance Data Systems Corp.*	—	1,619	1,619
—	25,800	25,800	Capella Education Co.*	—	1,737	1,737
—	203,200	203,200	Convergys Corp.*	—	2,020	2,020
—	64,900	64,900	Donnelley (R.R.) & Sons Co.	—	1,380	1,380
25,962	29,800	55,762	FTI Consulting, Inc.*	1,106	1,270	2,376
—	50,725	50,725	Global Payments, Inc.	—	2,369	2,369
21,215	—	21,215	ITT Educational Services, Inc.*	2,342	—	2,342
—	100,000	100,000	K12, Inc.*	—	1,648	1,648
104,501	—	104,501	Monster Worldwide, Inc.*	1,827	—	1,827
—	30,345	30,345	Morningstar, Inc.*	—	1,473	1,473
—	11,700	11,700	Pre - Paid Legal Services, Inc.*	—	594	594
—	99,800	99,800	Quanta Services, Inc.*	—	2,209	2,209
—	106,500	106,500	Resources Connection, Inc.*	—	1,817	1,817
—	26,415	26,415	Strayer Education, Inc.	—	5,750	5,750

				5,275	24,536	29,811

			Computers	7.0%	2.4%	3.1%
186,215	—	186,215	Brocade Communications Systems, Inc.*	1,464	—	1,464
—	83,825	83,825	Cognizant Technology Solutions Corp., Class A*	—	3,241	3,241
—	34,200	34,200	Computer Sciences Corp.*	—	1,803	1,803
—	34,480	34,480	IHS, Inc., Class A*	—	1,763	1,763
—	41,000	41,000	Lexmark International, Inc., Class A*	—	883	883
46,152	75,615	121,767	Micros Systems, Inc.*	1,393	2,283	3,676
—	69,200	69,200	NCR Corp.*	—	956	956
65,038	—	65,038	NetApp, Inc.*	1,735	—	1,735
46,496	—	46,496	Riverbed Technology, Inc.*	1,021	—	1,021
—	120,400	120,400	Seagate Technology	—	1,831	1,831
38,470	—	38,470	SRA International, Inc., Class A*	831	—	831
52,397	113,000	165,397	Western Digital Corp.*	1,914	4,128	6,042

				8,358	16,888	25,246

			Cosmetics/Personal Care	0.0%	0.2%	0.2%
—	57,920	57,920	Alberto - Culver Co.	—	1,603	1,603

			Distribution/Wholesale	1.6%	1.1%	1.2%
—	58,160	58,160	Fastenal Co.	—	2,251	2,251
—	55,300	55,300	Ingram Micro, Inc., Class A*	—	932	932
102,912	190,390	293,302	LKQ Corp.*	1,908	3,530	5,438
—	19,600	19,600	Tech Data Corp.*	—	815	815

				1,908	7,528	9,436

			Diversified Financial Services	4.0%	2.6%	2.8%
—	25,195	25,195	Affiliated Managers Group, Inc.*	—	1,638	1,638
—	41,200	41,200	AmeriCredit Corp.*	—	651	651
—	38,300	38,300	Ameriprise Financial, Inc.	—	1,391	1,391
—	204,950	204,950	Discover Financial Services	—	3,326	3,326
—	28,845	28,845	Eaton Vance Corp.	—	807	807
—	27,055	27,055	IntercontinentalExchange, Inc.*	—	2,630	2,630
62,595	176,030	238,625	Invesco Ltd.	1,425	4,006	5,431
37,789	—	37,789	Lazard Ltd., Class A	1,561	—	1,561
—	35,100	35,100	Raymond James Financial, Inc.	—	817	817
32,440	49,700	82,140	Stifel Financial Corp.*	1,781	2,729	4,510

				4,767	17,995	22,762

			Electric	0.0%	3.9%	3.3%
—	241,300	241,300	AES (The) Corp.*	—	3,576	3,576
—	29,300	29,300	Alliant Energy Corp.	—	816	816
—	34,800	34,800	Ameren Corp.	—	880	880
—	77,750	77,750	American Electric Power Co., Inc.	—	2,409	2,409
—	315,600	315,600	CMS Energy Corp.	—	4,229	4,229
—	23,200	23,200	DTE Energy Co.	—	815	815
—	51,600	51,600	El Paso Electric Co.*	—	912	912
—	139,700	139,700	Mirant Corp.*	—	2,295	2,295
—	104,800	104,800	Northeast Utilities	—	2,488	2,488
—	40,400	40,400	NorthWestern Corp.	—	987	987
—	51,600	51,600	NRG Energy, Inc.*	—	1,455	1,455
—	161,400	161,400	NV Energy, Inc.	—	1,871	1,871
—	45,300	45,300	Pepco Holdings, Inc.	—	674	674
—	28,400	28,400	Pinnacle West Capital Corp.	—	932	932
—	23,400	23,400	SCANA Corp.	—	817	817

PRO FORMA SCHEDULE OF INVESTMENTS FOR THE REORGANIZATION OF MID CAP GROWTH FUND

INTO MULTI-MANAGER MID CAP FUND

AS OF SEPTEMBER 30, 2009 (unaudited)

Mid Cap Growth Fund Shares	Multi-Manager Mid Cap Fund Shares	Pro-Forma Combined Multi-Manager Mid Cap Fund Shares	Description	Mid Cap Growth Fund Value (000)	Multi-Manager Mid Cap Fund Value (000)	Pro-Forma Combined Multi-Manager Mid Cap Fund Value (000)

			Electric (continued)	0.0%	3.9%	3.3%
—	94,550	94,550	Xcel Energy, Inc.	—	$1,819	$1,819

				—	26,975	26,975

			Electrical Components & Equipment	1.6%	0.6%	0.8%
—	40,535	40,535	AMETEK, Inc.	—	1,415	1,415
28,020	50,700	78,720	General Cable Corp.*	$1,097	1,985	3,082
55,341	—	55,341	GrafTech International Ltd.*	813	—	813
—	19,600	19,600	Hubbell, Inc., Class B	—	823	823

				1,910	4,223	6,133

			Electronics	2.6%	1.7%	1.9%
—	65,685	65,685	Amphenol Corp., Class A	—	2,475	2,475
—	48,000	48,000	Benchmark Electronics, Inc.*	—	864	864
—	70,405	70,405	FLIR Systems, Inc.*	—	1,969	1,969
33,935	—	33,935	Harman International Industries, Inc.	1,150	—	1,150
87,198	—	87,198	Jabil Circuit, Inc.	1,169	—	1,169
—	9,700	9,700	Sanmina - SCI Corp.*	—	83	83
—	33,600	33,600	Technitrol, Inc.	—	310	310
—	27,400	27,400	Thomas & Betts Corp.*	—	824	824
—	71,440	71,440	Trimble Navigation Ltd.*	—	1,708	1,708
—	144,150	144,150	Tyco Electronics Ltd.	—	3,212	3,212
—	76,700	76,700	Vishay Intertechnology, Inc.*	—	606	606
13,970	—	13,970	Waters Corp.*	780	—	780

				3,099	12,051	15,150

			Energy - Alternate Sources	0.0%	0.1%	0.1%
—	4,100	4,100	First Solar, Inc.*	—	627	627

			Engineering & Construction	1.1%	0.6%	0.7%
25,614	41,450	67,064	Fluor Corp.	1,302	2,108	3,410
—	27,200	27,200	Foster Wheeler AG*	—	868	868
—	38,400	38,400	Shaw Group (The), Inc.*	—	1,232	1,232

				1,302	4,208	5,510

			Entertainment	1.3%	0.2%	0.3%
41,435	—	41,435	Bally Technologies, Inc.*	1,590	—	1,590
—	30,800	30,800	DreamWorks Animation SKG, Inc., Class A*	—	1,096	1,096

				1,590	1,096	2,686

			Environmental Control	0.0%	0.7%	0.6%
—	43,700	43,700	Clean Harbors, Inc.*	—	2,459	2,459
—	45,950	45,950	Stericycle, Inc.*	—	2,226	2,226

				—	4,685	4,685

			Food	2.3%	1.9%	1.9%
—	29,200	29,200	Cal - Maine Foods, Inc.	—	782	782
18,755	—	18,755	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,056	—	1,056
—	88,200	88,200	ConAgra Foods, Inc.	—	1,912	1,912
—	61,700	61,700	Dean Foods Co.*	—	1,098	1,098
—	83,300	83,300	Del Monte Foods Co.	—	965	965
—	82,210	82,210	Flowers Foods, Inc.	—	2,161	2,161
—	29,300	29,300	Fresh Del Monte Produce, Inc.*	—	663	663
—	28,700	28,700	JM Smucker (The) Co.	—	1,521	1,521
—	99,700	99,700	Safeway, Inc.	—	1,966	1,966
—	75,400	75,400	Sara Lee Corp.	—	840	840
—	191	191	Seaboard Corp.	—	248	248
—	67,800	67,800	SUPERVALU, Inc.	—	1,021	1,021
45,586	—	45,586	TreeHouse Foods, Inc.*	1,626	—	1,626

				2,682	13,177	15,859

			Gas	0.0%	0.5%	0.4%
—	21,900	21,900	AGL Resources, Inc.	—	772	772
—	50,400	50,400	Centerpoint Energy, Inc.	—	627	627
—	16,500	16,500	Sempra Energy	—	822	822
—	63,000	63,000	Southern Union Co.	—	1,310	1,310

				—	3,531	3,531

			Hand/Machine Tools	0.0%	0.5%	0.4%
—	17,800	17,800	Black & Decker Corp.	—	824	824
—	35,095	35,095	Lincoln Electric Holdings, Inc.	—	1,665	1,665
—	33,000	33,000	Snap - On, Inc.	—	1,147	1,147

				—	3,636	3,636

			Healthcare - Products	4.9%	2.9%	3.2%
—	24,015	24,015	CR Bard, Inc.	—	1,888	1,888
—	66,185	66,185	DENTSPLY International, Inc.	—	2,286	2,286
22,225	—	22,225	Henry Schein, Inc.*	1,220	—	1,220
—	73,800	73,800	Hill - Rom Holdings, Inc.	—	1,607	1,607
—	45,215	45,215	Idexx Laboratories, Inc.*	—	2,261	2,261
2,950	11,700	14,650	Intuitive Surgical, Inc.*	774	3,068	3,842

PRO FORMA SCHEDULE OF INVESTMENTS FOR THE REORGANIZATION OF MID CAP GROWTH FUND

INTO MULTI-MANAGER MID CAP FUND

AS OF SEPTEMBER 30, 2009 (unaudited)

Mid Cap Growth Fund Shares	Multi-Manager Mid Cap Fund Shares	Pro-Forma Combined Multi-Manager Mid Cap Fund Shares	Description	Mid Cap Growth Fund Value (000)	Multi-Manager Mid Cap Fund Value (000)	Pro-Forma Combined Multi-Manager Mid Cap Fund Value (000)

			Healthcare - Products (continued)	4.9%	2.9%	3.2%
41,646	—	41,646	Inverness Medical Innovations, Inc.*	$1,613	—	$1,613
—	48,900	48,900	Kinetic Concepts, Inc.*	—	$1,808	1,808
—	44,400	44,400	Masimo Corp.*	—	1,163	1,163
24,570	—	24,570	NuVasive, Inc.*	1,026	—	1,026
25,346	46,385	71,731	ResMed, Inc.*	1,146	2,097	3,243
—	54,600	54,600	Thoratec Corp.*	—	1,653	1,653
—	53,680	53,680	Varian Medical Systems, Inc.*	—	2,262	2,262

				5,779	20,093	25,872

			Healthcare - Services	1.9%	1.4%	1.5%
—	23,200	23,200	CIGNA Corp.	—	652	652
—	35,240	35,240	Covance, Inc.*	—	1,908	1,908
—	55,400	55,400	Coventry Health Care, Inc.*	—	1,106	1,106
—	500,800	500,800	Health Management Associates, Inc., Class A*	—	3,751	3,751
—	25,100	25,100	Healthsouth Corp.*	—	392	392
—	26,200	26,200	Lincare Holdings, Inc.*	—	819	819
17,310	—	17,310	Mednax, Inc.*	951	—	951
26,127	—	26,127	Quest Diagnostics, Inc.	1,363	—	1,363
—	17,300	17,300	Universal Health Services, Inc., Class B	—	1,071	1,071

				2,314	9,699	12,013

			Home Builders	1.0%	0.0%	0.1%
70,185	—	70,185	KB Home	1,166	—	1,166

			Home Furnishings	0.0%	0.4%	0.3%
—	37,800	37,800	Whirlpool Corp.	—	2,644	2,644

			Household Products/Wares	0.0%	0.7%	0.6%
—	31,900	31,900	American Greetings Corp., Class A	—	711	711
—	12,175	12,175	Blyth, Inc.	—	472	472
—	35,795	35,795	Church & Dwight Co., Inc.	—	2,031	2,031
—	25,400	25,400	Fortune Brands, Inc.	—	1,092	1,092
—	23,700	23,700	Jarden Corp.	—	665	665

				—	4,971	4,971

			Housewares	0.0%	0.5%	0.4%
—	224,600	224,600	Newell Rubbermaid, Inc.	—	3,524	3,524

			Insurance	0.0%	5.3%	4.6%
—	42,200	42,200	ACE Ltd.*	—	2,256	2,256
—	19,300	19,300	Aflac, Inc.	—	825	825
—	11,890	11,890	Allied World Assurance Co. Holdings Ltd.	—	570	570
—	55,200	55,200	Allstate (The) Corp.	—	1,690	1,690
—	31,800	31,800	American Financial Group, Inc. of Ohio	—	811	811
—	37,200	37,200	Arch Capital Group Ltd.*	—	2,512	2,512
—	30,700	30,700	Aspen Insurance Holdings Ltd.	—	813	813
—	11,300	11,300	Assurant, Inc.	—	362	362
—	42,400	42,400	Chubb Corp.	—	2,137	2,137
—	30,200	30,200	Cincinnati Financial Corp.	—	785	785
—	53,153	53,153	Endurance Specialty Holdings Ltd.	—	1,939	1,939
—	23,100	23,100	Everest Re Group Ltd.	—	2,026	2,026
—	35,900	35,900	Genworth Financial, Inc., Class A	—	429	429
—	14,400	14,400	Lincoln National Corp.	—	373	373
—	33,200	33,200	Montpelier Re Holdings Ltd.	—	542	542
—	10,700	10,700	PartnerRe Ltd.	—	823	823
—	44,400	44,400	Presidential Life Corp.	—	460	460
—	127,150	127,150	Protective Life Corp.	—	2,724	2,724
—	86,450	86,450	Prudential Financial, Inc.	—	4,315	4,315
—	65,000	65,000	Tower Group, Inc.	—	1,585	1,585
—	254,300	254,300	Unum Group	—	5,452	5,452
—	32,200	32,200	Validus Holdings Ltd.	—	831	831
—	25,200	25,200	W.R. Berkley Corp.	—	637	637
—	4,010	4,010	White Mountains Insurance Group Ltd.	—	1,231	1,231
—	63,100	63,100	XL Capital Ltd., Class A	—	1,102	1,102

				—	37,230	37,230

			Internet	3.6%	2.0%	2.2%
—	102,400	102,400	Akamai Technologies, Inc.*	—	2,015	2,015
89,765	—	89,765	AsiaInfo Holdings, Inc.*	1,793	—	1,793
—	7,300	7,300	Baidu, Inc. ADR*	—	2,855	2,855
—	39,600	39,600	Ctrip.com International Ltd. ADR*	—	2,328	2,328
—	23,720	23,720	Digital River, Inc.*	—	956	956
27,965	60,845	88,810	McAfee, Inc.*	1,224	2,665	3,889
—	60,356	60,356	MercadoLibre, Inc.*	—	2,321	2,321
27,523	—	27,523	Netease.com ADR*	1,257	—	1,257
—	18,920	18,920	Perfect World Co. Ltd. ADR*	—	910	910

				4,274	14,050	18,324

			Investment Companies	0.0%	0.0%	0.0%
—	31,500	31,500	Allied Capital Corp.	—	97	97

PRO FORMA SCHEDULE OF INVESTMENTS FOR THE REORGANIZATION OF MID CAP GROWTH FUND

INTO MULTI-MANAGER MID CAP FUND

AS OF SEPTEMBER 30, 2009 (unaudited)

Mid Cap Growth Fund Shares	Multi-Manager Mid Cap Fund Shares	Pro-Forma Combined Multi-Manager Mid Cap Fund Shares	Description	Mid Cap Growth Fund Value (000)	Multi-Manager Mid Cap Fund Value (000)	Pro-Forma Combined Multi-Manager Mid Cap Fund Value (000)

			Iron/Steel	0.0%	0.3%	0.3%
—	29,500	29,500	Carpenter Technology Corp.	—	$690	$690
—	49,450	49,450	Cliffs Natural Resources, Inc.	—	1,600	1,600

				—	2,290	2,290

			Leisure Time	1.1%	0.4%	0.5%
—	50,300	50,300	Brunswick Corp.	—	603	603
—	36,100	36,100	Harley - Davidson, Inc.	—	830	830
—	32,600	32,600	Polaris Industries, Inc.	—	1,329	1,329
52,190	—	52,190	Royal Caribbean Cruises Ltd.*	$1,257	—	1,257

				1,257	2,762	4,019

			Lodging	1.3%	0.6%	0.7%
54,061	—	54,061	Marriott International, Inc., Class A	1,492	—	1,492
—	185,300	185,300	Wyndham Worldwide Corp.	—	3,024	3,024
—	17,500	17,500	Wynn Resorts Ltd.*	—	1,241	1,241

				1,492	4,265	5,757

			Machinery - Construction & Mining	1.3%	0.1%	0.3%
31,970	—	31,970	Joy Global, Inc.	1,565	—	1,565
—	26,200	26,200	Terex Corp.*	—	543	543

				1,565	543	2,108

			Machinery - Diversified	1.6%	1.4%	1.4%
13,091	24,420	37,511	Flowserve Corp.	1,290	2,406	3,696
16,950	—	16,950	Gardner Denver, Inc.*	591	—	591
—	48,305	48,305	IDEX Corp.	—	1,350	1,350
—	58,300	58,300	Rockwell Automation, Inc.	—	2,484	2,484
—	46,855	46,855	Roper Industries, Inc.	—	2,389	2,389
—	28,200	28,200	Wabtec Corp.	—	1,058	1,058

				1,881	9,687	11,568

			Media	1.4%	1.6%	1.6%
59,761	—	59,761	Discovery Communications, Inc., Class A*	1,726	—	1,726
—	47,700	47,700	DISH Network Corp., Class A*	—	919	919
—	24,255	24,255	Factset Research Systems, Inc.	—	1,607	1,607
—	310,900	310,900	Gannett Co., Inc.	—	3,889	3,889
—	63,350	63,350	McGraw - Hill Cos. (The), Inc.	—	1,593	1,593
—	136,500	136,500	Shaw Communications, Inc., Class B	—	2,458	2,458
—	18,900	18,900	Time Warner Cable, Inc.	—	814	814

				1,726	11,280	13,006

			Metal Fabrication/Hardware	0.0%	0.1%	0.1%
—	37,700	37,700	Timken Co.	—	883	883

			Mining	1.5%	0.5%	0.7%
64,711	—	64,711	Teck Resources Ltd., Class B*	1,784	—	1,784
—	233,900	233,900	Thompson Creek Metals Co., Inc.*	—	2,823	2,823
—	172,000	172,000	USEC, Inc.*	—	807	807

				1,784	3,630	5,414

			Miscellaneous Manufacturing	1.7%	2.0%	2.0%
22,750	70,950	93,700	Cooper Industries PLC, Class A	855	2,666	3,521
—	80,700	80,700	Crane Co.	—	2,083	2,083
—	32,005	32,005	Donaldson Co., Inc.	—	1,108	1,108
—	42,200	42,200	EnPro Industries, Inc.*	—	965	965
—	35,500	35,500	Harsco Corp.	—	1,257	1,257
102,902	—	102,902	Hexcel Corp.*	1,177	—	1,177
—	38,250	38,250	Ingersoll - Rand Plc	—	1,173	1,173
—	23,250	23,250	ITT Corp.	—	1,212	1,212
—	27,700	27,700	SPX Corp.	—	1,697	1,697
—	58,200	58,200	Tyco International Ltd.	—	2,007	2,007

				2,032	14,168	16,200

			Office/Business Equipment	0.0%	0.3%	0.2%
—	238,200	238,200	Xerox Corp.	—	1,844	1,844

			Oil & Gas	1.7%	3.5%	3.3%
—	71,500	71,500	Berry Petroleum Co., Class A	—	1,915	1,915
26,495	—	26,495	Concho Resources, Inc. of Texas*	962	—	962
—	33,800	33,800	Contango Oil & Gas Co.*	—	1,726	1,726
—	30,600	30,600	Frontier Oil Corp.	—	426	426
—	26,500	26,500	Holly Corp.	—	679	679
—	51,600	51,600	Newfield Exploration Co.*	—	2,196	2,196
—	106,750	106,750	Noble Corp.	—	4,052	4,052
15,904	—	15,904	Noble Energy, Inc.	1,049	—	1,049
—	49,200	49,200	Patterson - UTI Energy, Inc.	—	743	743
—	65,570	65,570	Southwestern Energy Co.*	—	2,798	2,798
—	47,300	47,300	Sunoco, Inc.	—	1,346	1,346
—	51,800	51,800	Tesoro Corp.	—	776	776
—	33,800	33,800	Ultra Petroleum Corp.*	—	1,655	1,655

PRO FORMA SCHEDULE OF INVESTMENTS FOR THE REORGANIZATION OF MID CAP GROWTH FUND

INTO MULTI-MANAGER MID CAP FUND

AS OF SEPTEMBER 30, 2009 (unaudited)

Mid Cap Growth Fund Shares	Multi-Manager Mid Cap Fund Shares	Pro-Forma Combined Multi-Manager Mid Cap Fund Shares	Description	Mid Cap Growth Fund Value (000)	Multi-Manager Mid Cap Fund Value (000)	Pro-Forma Combined Multi-Manager Mid Cap Fund Value (000)

			Oil & Gas (continued)	1.7%	3.5%	3.3%
—	46,200	46,200	Valero Energy Corp.	—	$896	$896
—	55,800	55,800	Whiting Petroleum Corp.*	—	3,213	3,213
—	54,855	54,855	XTO Energy, Inc.	—	2,266	2,266

				$2,011	24,687	26,698

			Oil & Gas Services	3.3%	2.3%	2.5%
38,140	—	38,140	Cameron International Corp.*	1,442	—	1,442
—	23,100	23,100	Core Laboratories N.V.	—	2,381	2,381
—	47,585	47,585	FMC Technologies, Inc.*	—	2,486	2,486
—	54,500	54,500	Helix Energy Solutions Group, Inc.*	—	817	817
—	29,800	29,800	Hornbeck Offshore Services, Inc.*	—	821	821
—	55,300	55,300	National Oilwell Varco, Inc.*	—	2,385	2,385
22,035	49,200	71,235	Oceaneering International, Inc.*	1,251	2,792	4,043
34,533	—	34,533	Oil States International, Inc.*	1,213	—	1,213
—	11,500	11,500	SEACOR Holdings, Inc.*	—	939	939
—	125,055	125,055	Smith International, Inc.	—	3,589	3,589

				3,906	16,210	20,116

			Packaging & Containers	1.3%	0.8%	0.9%
—	52,000	52,000	Crown Holdings, Inc.*	—	1,414	1,414
—	22,200	22,200	Owens - Illinois, Inc.*	—	819	819
32,900	—	32,900	Rock - Tenn Co., Class A	1,550	—	1,550
—	21,700	21,700	Sonoco Products Co.	—	598	598
—	166,500	166,500	Temple - Inland, Inc.	—	2,734	2,734

				1,550	5,565	7,115

			Pharmaceuticals	2.6%	1.9%	2.0%
—	98,100	98,100	AmerisourceBergen Corp.	—	2,195	2,195
—	41,700	41,700	Endo Pharmaceuticals Holdings, Inc.*	—	944	944
25,192	—	25,192	Express Scripts, Inc.*	1,954	—	1,954
—	61,400	61,400	Forest Laboratories, Inc.*	—	1,808	1,808
—	25,600	25,600	Herbalife Ltd.	—	838	838
—	50,500	50,500	Isis Pharmaceuticals, Inc.*	—	736	736
—	78,200	78,200	King Pharmaceuticals, Inc.*	—	842	842
—	20,300	20,300	Medivation, Inc.*	—	551	551
71,118	268,800	339,918	Mylan, Inc.*	1,139	4,303	5,442
—	22,400	22,400	Watson Pharmaceuticals, Inc.*	—	821	821
—	19,500	19,500	XenoPort, Inc.*	—	414	414

				3,093	13,452	16,545

			Pipelines	0.0%	0.7%	0.6%
—	235,350	235,350	El Paso Corp.	—	2,429	2,429
—	120,000	120,000	Spectra Energy Corp.	—	2,273	2,273

				—	4,702	4,702

			Real Estate Investment Trusts	0.0%	2.2%	1.9%
—	84,600	84,600	Annaly Capital Management, Inc.	—	1,535	1,535
—	14,400	14,400	Boston Properties, Inc.	—	944	944
—	45,100	45,100	Capstead Mortgage Corp.	—	627	627
—	46,500	46,500	Digital Realty Trust, Inc.	—	2,126	2,126
—	73,100	73,100	Health Care REIT, Inc.	—	3,042	3,042
—	55,000	55,000	Hospitality Properties Trust	—	1,120	1,120
—	196,800	196,800	HRPT Properties Trust	—	1,480	1,480
—	154,300	154,300	Medical Properties Trust, Inc.	—	1,205	1,205
—	21,200	21,200	Parkway Properties, Inc. of Maryland	—	418	418
—	32,685	32,685	Simon Property Group, Inc.	—	2,269	2,269
—	81,476	81,476	Sunstone Hotel Investors, Inc.*	—	579	579

				—	15,345	15,345

			Retail	8.8%	4.1%	4.8%
41,493	—	41,493	Aaron’s, Inc.	1,095	—	1,095
—	22,700	22,700	Bob Evans Farms, Inc.	—	660	660
—	52,100	52,100	Brinker International, Inc.	—	819	819
—	99,900	99,900	Cabela’s, Inc.*	—	1,333	1,333
61,074	—	61,074	Cheesecake Factory (The), Inc.*	1,131	—	1,131
—	17,000	17,000	Chipotle Mexican Grill, Inc., Class B*	—	1,415	1,415
—	45,085	45,085	Copart, Inc.*	—	1,497	1,497
—	104,560	104,560	Dick’s Sporting Goods, Inc.*	—	2,342	2,342
20,488	—	20,488	Dollar Tree, Inc.*	997	—	997
—	61,700	61,700	Gap (The), Inc.	—	1,320	1,320
46,345	44,900	91,245	Guess?, Inc.	1,717	1,663	3,380
—	46,250	46,250	Kohl’s Corp.*	—	2,639	2,639
52,421	—	52,421	Nordstrom, Inc.	1,601	—	1,601
—	68,320	68,320	O’Reilly Automotive, Inc.*	—	2,469	2,469
—	43,765	43,765	Panera Bread Co., Class A*	—	2,407	2,407
—	77,050	77,050	Phillips - Van Heusen Corp.	—	3,297	3,297
—	150,500	150,500	RadioShack Corp.	—	2,494	2,494
23,878	—	23,878	Ross Stores, Inc.	1,141	—	1,141
—	71,600	71,600	Ruby Tuesday, Inc.*	—	603	603
—	45,505	45,505	Tractor Supply Co.*	—	2,203	2,203

PRO FORMA SCHEDULE OF INVESTMENTS FOR THE REORGANIZATION OF MID CAP GROWTH FUND

INTO MULTI-MANAGER MID CAP FUND

AS OF SEPTEMBER 30, 2009 (unaudited)

Mid Cap Growth Fund Shares	Multi-Manager Mid Cap Fund Shares	Pro-Forma Combined Multi-Manager Mid Cap Fund Shares	Description	Mid Cap Growth Fund Value (000)	Multi-Manager Mid Cap Fund Value (000)	Pro-Forma Combined Multi-Manager Mid Cap Fund Value (000)

			Retail (continued)	8.8%	4.1%	4.8%
60,955	—	60,955	Williams - Sonoma, Inc.	$1,233	—	$1,233
33,195	29,000	62,195	World Fuel Services Corp.	1,596	$1,394	2,990

				10,511	28,555	39,066

			Savings & Loans	0.0%	1.2%	4.0%
—	270,500	270,500	First Niagara Financial Group, Inc.	—	3,335	3,335
—	260,300	260,300	Hudson City Bancorp, Inc.	—	3,423	3,423
—	104,500	104,500	People’s United Financial, Inc.	—	1,626	1,626

				—	8,384	8,384

			Semiconductors	7.2%	1.2%	2.1%
—	69,950	69,950	Analog Devices, Inc.	—	1,929	1,929
—	61,100	61,100	Avago Technologies Ltd.*	—	1,043	1,043
—	85,305	85,305	Cavium Networks, Inc.*	—	1,832	1,832
112,655	—	112,655	Fairchild Semiconductor International, Inc.*	1,152	—	1,152
104,095	153,000	257,095	Marvell Technology Group Ltd.*	1,685	2,477	4,162
233,526	—	233,526	ON Semiconductor Corp.*	1,927	—	1,927
—	41,400	41,400	Semtech Corp.*	—	704	704
21,725	—	21,725	Silicon Laboratories, Inc.*	1,007	—	1,007
75,186	51,800	126,986	Skyworks Solutions, Inc.*	996	686	1,682
195,302	—	195,302	Teradyne, Inc.*	1,807	—	1,807

				8,574	8,671	17,245

			Software	3.5%	4.5%	4.4%
—	63,770	63,770	Adobe Systems, Inc.*	—	2,107	2,107
—	107,980	107,980	ANSYS, Inc.*	—	4,046	4,046
—	41,880	41,880	Cerner Corp.*	—	3,133	3,133
—	76,390	76,390	Citrix Systems, Inc.*	—	2,997	2,997
—	28,400	28,400	Concur Technologies, Inc.*	—	1,129	1,129
—	109,400	109,400	Electronic Arts, Inc.*	—	2,084	2,084
—	45,045	45,045	Fiserv, Inc.*	—	2,171	2,171
—	94,250	94,250	Informatica Corp.*	—	2,128	2,128
—	75,145	75,145	Intuit, Inc.*	—	2,142	2,142
40,130	34,800	74,930	Longtop Financial Technologies Ltd., ADR*	1,142	991	2,133
—	49,946	49,946	MSCI, Inc., Class A*	—	1,479	1,479
—	77,200	77,200	Nuance Communications, Inc.*	—	1,155	1,155
18,841	—	18,841	Quality Systems, Inc.	1,160	—	1,160
34,184	—	34,184	Red Hat, Inc.*	945	—	945
—	53,400	53,400	Salesforce.com, Inc.*	—	3,040	3,040
—	28,900	28,900	Shanda Games Ltd. ADR*	—	338	338
22,619	—	22,619	Sybase, Inc.*	880	—	880
—	65,002	65,002	VMware, Inc., Class A*	—	2,611	2,611

				4,127	31,551	35,678

			Telecommunications	4.2%	2.2%	2.5%
—	188,200	188,200	3Com Corp.*	—	984	984
—	29,400	29,400	CenturyTel, Inc.	—	988	988
—	483,300	483,300	Cincinnati Bell, Inc.*	—	1,692	1,692
—	184,218	184,218	Clearwire Corp., Class A*	—	1,498	1,498
57,587	—	57,587	CommScope, Inc.*	1,723	—	1,723
—	32,200	32,200	Harris Corp.	—	1,211	1,211
18,929	—	18,929	Millicom International Cellular S.A.*	1,377	—	1,377
—	35,800	35,800	NII Holdings, Inc.*	—	1,073	1,073
—	242,700	242,700	NTELOS Holdings Corp.	—	4,286	4,286
—	329,200	329,200	Qwest Communications International, Inc.	—	1,254	1,254
76,344	—	76,344	Starent Networks Corp.*	1,941	—	1,941
—	219,700	219,700	Tellabs, Inc.*	—	1,520	1,520
—	41,200	41,200	USA Mobility, Inc.	—	531	531

				5,041	15,037	20,078

			Toys, Games & Hobbies	0.0%	0.1%	0.1%
—	30,000	30,000	Hasbro, Inc.	—	832	832

			Transportation	3.1%	2.1%	2.2%
—	81,355	81,355	C.H. Robinson Worldwide, Inc.	—	4,698	4,698
39,563	—	39,563	Con-way, Inc.	1,516	—	1,516
36,356	—	36,356	CSX Corp.	1,522	—	1,522
—	103,435	103,435	Expeditors International of Washington, Inc.	—	3,636	3,636
18,797	—	18,797	Hunt (J.B.) Transport Services, Inc.	604	—	604
—	52,000	52,000	Kirby Corp.*	—	1,915	1,915
—	49,700	49,700	Overseas Shipholding Group, Inc.	—	1,857	1,857
—	25,200	25,200	Ryder System, Inc.	—	984	984
—	30,700	30,700	Tidewater, Inc.	—	1,446	1,446

				3,642	14,536	18,178
			Total Common Stocks
			(cost $92,436; $480,689; $573,125)	116,866	542,007	658,873

PRO FORMA SCHEDULE OF INVESTMENTS FOR THE REORGANIZATION OF MID CAP GROWTH FUND

INTO MULTI-MANAGER MID CAP FUND

AS OF SEPTEMBER 30, 2009 (unaudited)

Mid Cap Growth Fund Shares	Multi-Manager Mid Cap Fund Shares	Pro-Forma Combined Multi-Manager Mid Cap Fund Shares	Description	Mid Cap Growth Fund Value (000)	Multi-Manager Mid Cap Fund Value (000)	Pro-Forma Combined Multi-Manager Mid Cap Fund Value (000)

			INVESTMENT COMPANIES	0.0%	1.7%	1.4%

—	11,822,856	11,822,856	Northern Institutional Funds - Diversified Assets Portfolio (1)(2)	—	$11,823	$11,823

			Total Investment Companies
			(cost $ -; $11,823; $11,823)	—	11,823	11,823

Principal Amount	Principal Amount	Principal Amount

			SHORT - TERM INVESTMENTS	1.4%	1.3%	1.3%

—	$2,020	$2,020	U.S. Treasury Bill, 0.22%, 11/19/09 (3)	—	2,019	2,019
$1,616	6,910	8,526	Credit Industriel et Commercial, Grand Cayman, Eurodollar Time Deposit, 0.06%, 10/1/09	$1,616	6,910	8,526

				1,616	8,929	10,545

			Total Short - Term Investments
			(cost $1,616; $8,929; $10,545)	1,616	8,929	10,545

			Total Investments	99.6%	80.6%	83.4%
			(cost $94,052; $501,441; $595,493)	118,482	562,759	681,241
				0.4%	19.4%	16.6%
			Other assets less liabilities	518	135,032	135,550

			Net Assets	$119,000	$697,791	$816,791

				100.0%	100.0%	100.0%

(1)	Investment in affiliated fund. Northern Trust Investments, N.A. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)

At March 31, 2009, the value of the Fund's investment in the Diversified Assets Porfolio of the Northern Institutional Funds was approximately $12,524,000 with net sales of approximately $701,000 during the six months ended September 30, 2009.

(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At September 30, 2009, the Mult-Manager Mid Cap Fund had open futures contracts as follows:

Type	Number of Contracts	Notional Amount (000's)	Contract Position	Contract Expiration	Unrealized Gain (000's)
S&P Midcap
400 E-mini	133	$9,166	Long	12/09	$262

At September 30, 2009 the industry sectors for the Mid Cap Growth Fund, Multi-Manager Mid Cap Fund, and Pro Forma Multi-Manager Mid Cap Fund were:

Industry Sector	Mid Cap Growth Fund % Of Long-Term Investments	Multi-Manager Mid Cap Fund % Of Long-Term Investments	Pro-Forma Combined Multi-Manager Mid Cap Fund % Of Long-Term Investments
Consumer Discretionary	19.4%	14.5%	15.3%
Consumer Staples	4.9	6.1	5.9
Energy	6.4	9.4	8.9
Financials	9.2	17.0	15.6
Health Care	14.6	10.0	10.8
Industrials	15.2	14.7	14.8
Information Technology	24.8	16.3	17.8
Materials	4.3	4.5	4.5
Telecommunications	1.2	1.9	1.8
Utilities	—	5.6	4.6

Total	100.0%	100.0%	100.0%

PRO FORMA SCHEDULE OF INVESTMENTS FOR THE REORGANIZATION OF MID CAP GROWTH FUND

INTO MULTI-MANAGER MID CAP FUND

AS OF SEPTEMBER 30, 2009 (unaudited)

Mid Cap Growth Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Mid Cap Growth Fund’s investments, which are carried at fair value, as of September 30, 2009.

Investments	Level 1 (000’s)		Level 2 (000’s)	Level 3 (000’s)	Total (000’s)
Common Stock	$116,866	(1)	$—	$—	$116,866
Short-Term Investments	—		1,616	—	1,616

Total Investments	$116,866		$1,616	$—	$118,482

(1)	Classifications as defined in the Schedule of Investments.

Multi-Manager Mid Cap Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Multi-Manager Mid Cap Growth Fund’s investments, which are carried at fair value, as of September 30, 2009.

Investments	Level 1 (000’s)		Level 2 (000’s)	Level 3 (000’s)	Total (000’s)
Common Stock	$542,007	(1)	$—	$—	$542,007
Short-Term Investments	20,725		8,929	—	8,929

Total Investments	$553,830		$8,929	$—	$562,759

Other Financial Instruments *	$262				$262

*	Other financial instruments include futures and forwards, if applicable.
(1)	Classifications as defined in the Schedule of Investments.

Pro Forma Multi-Manager Mid Cap Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of risk associated with investing in those securities or other financial instruments, if any. Following is a summary of the inputs used in valuing the Pro Forma Multi-Manager Mid Cap Growth Fund’s investments, which are carried at fair value, as of September 30, 2009.

Investments	Level 1 (000’s)		Level 2 (000’s)	Level 3 (000’s)	Total (000’s)
Common Stock	$658,873	(1)	$—	$—	$658,873
Short-Term Investments	11,823		10,545	—	22,368

Total Investments	$670,696		$10,545	$—	$681,241

Other Financial Instruments *	$262				$262

*	Other financial instruments include futures and forwards, if applicable.
(1)	Classifications as defined in the Schedule of Investments.

Mid Cap Growth Fund and Multi-Manager Mid Cap Fund

Pro Forma Statement of Assets and Liabilities (Unaudited)

September 30, 2009

(in thousands, except shares outstanding)

	Mid Cap Growth Fund	Multi-Manager Mid Cap Fund		Pro Forma Adjustments		Pro Forma Combined

Assets:
Investments, at cost	$94,052	$501,441	(1)			$595,493	(1)
Investments, at fair value	118,482	562,759	(2)			681,241	(2)
Cash	173	365				538
Dividend Income Receivable	32	645				677
Receivable for securities sold	3,053	143,597				146,650
Receivable for variation margin on futures contracts	—	5				5
Receivable for fund shares sold	10	454				464
Receivable from Investment adviser	4	—		114	(a)	118
Prepaid and other assets	6	12				18

Total Assets	$121,760	$707,837		$114		829,711

Liabilities:
Payable for securities purchased	$2,626	$8,802				$11,428
Payable for variation margin on futures contracts	—	47				47
Payable for fund shares redeemed	85	1,036				1,121
Payable for affiliates:
Investment advisory fees	16	102				118
Administration fees	3	17				20
Custody and accounting fees	1	10				11
Transfer agent fees	2	12				14
Trustee fees	3	3				6
Accrued other liabilities	24	17		114	(a)	155

Total Liabilities	$2,760	$10,046		$114		$12,920

Net Assets	$119,000	$697,791		$—		$816,791

Analysis of Net Assets:
Capital stock	202,060	734,298				936,358
Undistributed (overdistributed) net investment income	(250)	1,401				1,151
Accumulated undistributed net realized loss	(107,240)	(99,488)				(206,728)
Net unrealized appreciation (depreciation)	24,430	61,580				86,010
Net Assets	$119,000	$697,791				$816,791

Shares Outstanding	8,557,757	79,649,549		5,033,733	(b)	93,241,039
Net Asset Value	$13.91	$8.76				$8.76

(1)	Amount includes cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $11,823.
(2)	Amount includes value from the Diversified Assets Portfolio of the Northern Institutional Funds of $11,823.

Notes:

The Pro Forma Combined Statement of Assets and Liabilities reflects the proposed transfer of assets and liabilities of the Northern Mid Cap Growth Fund to the Northern Multi-Manager Mid Cap Fund as though such transfer had become effective September 30, 2009 and reflects the accounts of both entities as at that date.

(a)	Reflects the estimate Reorganization expenses of $114,000 attributable to the Mid Cap Growth Fund

(b)	Represents the number of shares issued upon conversion of the Mid Cap Growth Fund into the Multi-Manager Mid Cap Fund. Shareholders of the Mid Cap Growth Fund would become shareholders of the Multi-Manager Mid Cap Fund, receiving shares of the Multi-Manager Mid Cap Fund equal to the value of their holdings in the Mid Cap Growth Fund immediately prior to the reorganization.

The Pro Forma shares outstanding represent those shares that would have been issued on September 30, 2009, in exchange for the Net Assets of the Mid Cap Growth Fund ($119,000,225) based upon the per share net asset value of the Multi-Manager Mid Cap Fund ($8.76), had the acquisition taken place on such date.

The unaudited Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

Mid Cap Growth Fund and Multi-Manager Mid Cap Fund

Pro Forma Combined Statement of Operations (Unaudited)

For the Twelve Months Ended September 30, 2009

(in thousands)

	Mid Cap Growth Fund	Multi-Manager Mid Cap Fund	Pro Forma Adjustments		Pro Forma Combined
Investment Income
Dividend income	$805	$7,660			$8,465
Interest income	6	25			31
Other income	—	23			23

Total Investment Income	$811	$7,708			$8,519

Expenses
Investment advisory fees	$884	$3,998	$52	(1)	$4,934
Administration fees	156	666			822
Custody fees	58	142	(8	) (2)	192
Accounting fees	29	68	(20	) (2)	77
Transfer agent fees	104	444			548
Registration fees	20	24	(6	) (3)	38
Printing fees	44	—	(44	) (4)	—
Professional fees	19	19	(19	) (4)	19
Shareholder servicing fees	7	—	(7	) (4)	—
Trustee fees and expenses	7	7	(7	) (4)	7
Other	10	10	(9	) (4)	11

Total Expenses	$1,338	$5,378	$(68)		$6,648

Less waivers and reimbursements of: investment advisory	296	46	(342)		—
Less custodian credits	—	—			—

Net Expenses	$1,042	$5,332	$274		$6,648

Net Investment Income (Loss)	$(231)	$2,376	$(274)		$1,871

Net realized gains (losses) on:
Investments	$(34,420)	$(86,522)			$(120,942)
Futures contracts	—	(451)			(451)
Foreign currency transactions	—	—			—
Net change in unrealized appreciation (depreciation) on:
Investments	26,568	127,027			153,595
Futures contracts		361			361
Foreign exchange contracts	—	—			—
Other assets and liabilities in foreign currency	—	—			—

Net Gains (Losses) on Investments	(7,852)	40,415			32,563

Net Increase (Decrease) from Operations	$(8,083)	$42,791	$(274)		$34,434

Pro Forma Adjustments:

(1)	Expenditure increased by fixed component of fee.
(2)	Expenditure reduced by fixed component of fee.
(3)	Expenditure reduced as the result of elimination of duplicative function.
(4)	Expenditure reduced as result of economies of combining assets.

Notes:

The Pro Forma Combined Statement of Operations reflects the proposed transfer of assets and liabilities of the Northern Mid Cap Growth Fund to the Northern Multi-Manager Mid Cap Fund as though such transfer had become effective October 1, 2008, and reflects the combined accounts of both entities for the twelve months ended on September 30, 2009.

The unaudited Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

Acquiring Fund

Pro Forma Notes to Combined Financial Statements

September 30, 2009

(Unaudited)

1) Description of the Fund

The Multi-Manager Mid Cap Fund (“Acquiring Fund”), a separate investment portfolio of Northern Funds, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

Acquiring Fund is offered at the per share net asset value without a sales charge.

2) Basis of Combination

The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments, at September 30, 2009 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended September 30, 2009, reflect the accounts of the Acquiring Fund and Mid Cap Growth Fund (the “Target Fund”), a separate investment portfolio of Northern Funds.

Under the terms of the Plan of Reorganization, the combination of the Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the Target Fund in exchange for shares of the Acquiring Fund at net asset value. The statements of assets and liabilities and the related statements of operations of the Target Fund and Acquiring Fund have been combined as of and for the year ended September 30, 2009. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods of the Acquiring Fund will not be restated.

The pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included in their respective semiannual reports dated September 30, 2009.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Target Fund by Acquiring Fund had taken place as of September 30, 2009.

3) Significant Accounting Policies

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Valuation of Securities and Contracts —Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

4) Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at September 30, 2009, in connection with the proposed reorganization.

The number of shares assumed to be issued is equal to the net asset value of shares of the Target Fund, as of September 30, 2009, divided by the net asset value per share of the shares of Acquiring Fund as of September 30, 2009. The pro forma number of shares outstanding for the combined fund consists of the following at September 30, 2009:

Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization from Mid Cap Growth Fund		Total Shares Post-Combination
79,649,549	13,591,490	(1)	93,241,039

(1)	Includes 8,557,757 shares of Mid Cap Growth Fund.

5) Federal Income Taxes

No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders. The Acquiring Fund intends to continue this policy subsequent the acquisition.

At March 31, 2009, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration are as follows:

Amounts in thousands	March 31, 2010	March 31, 2011	March 31, 2017
Mid Cap Growth Fund	$11,409	$43,006	$23,156
Multi-Manager Mid Cap Fund	—	—	30,745

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Multi-Manager Mid Cap Fund shares as part of the Reorganization will be passed upon by Drinker Biddle & Reath LLP, counsel to the Trust and the Northern Multi-Manager Funds.

EXPERTS

The audited financial statements of the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund, incorporated by reference in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, the Trust’s independent registered public accounting firm, to the extent indicated in their reports thereon, which are included in the Annual Reports to Shareholders of the Mid Cap Growth Fund and the Multi-Manager Mid Cap Fund for the fiscal year ended March 31, 2009.

NORTHERN FUNDS®

c/o PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the voice prompted instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

rv-nmc-f

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHERN MID CAP GROWTH FUND

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

	For	Against	Abstain
1. To approve the Plan of Reorganization attached to the Proxy Statement/Prospectus for the Meeting pursuant to which the Northern Mid Cap Growth Fund will be reorganized with and into the Northern Multi-Manager Mid Cap Fund.	☐	☐	☐

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE WITH RESPECT TO THE ACTION TO BE TAKEN ON THE ABOVE PROPOSAL.

NOTE: Please sign exactly as shareholder name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The execution of this proxy card is not intended to and does not revoke any prior powers of attorney other than the revocation, in accordance with the Delaware Statutory Trust Act and applicable federal securities laws, of any proxy previously granted specifically in connection with the securities subject hereto.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date